UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07445

SEI Asset Allocation Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: March 31, 2023

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

March 31, 2023

ANNUAL REPORT

SEI Asset Allocation Trust

❯	Defensive Strategy Fund

❯	Defensive Strategy Allocation Fund

❯	Conservative Strategy Fund

❯	Conservative Strategy Allocation Fund

❯	Moderate Strategy Fund

❯	Moderate Strategy Allocation Fund

❯	Aggressive Strategy Fund

❯	Tax-Managed Aggressive Strategy Fund

❯	Core Market Strategy Fund

❯	Core Market Strategy Allocation Fund

❯	Market Growth Strategy Fund

❯	Market Growth Strategy Allocation Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance	7
Schedules of Investments	31
Statements of Assets and Liabilities	50
Statements of Operations	52
Statements of Changes in Net Assets	54
Financial Highlights	58
Notes to Financial Statements	62
Report of Independent Registered Public Accounting Firm	75
Trustees and Officers of the Trust	76
Disclosure of Fund Expenses	80
Board of Trustees Considerations in Approving the Advisory Agreement	84
Notice to Shareholders	87

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

March 31, 2023 (Unaudited)

To our Shareholders:

All eyes (and ears) were on U.S. Federal Reserve (Fed) during the 12-month period ending March 31, 2023. The U.S. equity market gyrated as the central bank began and then maintained its interest rate-hiking cycle to tame inflation. Headline inflation, as measured by the U.S. consumer-price index, peaked at annual rate of 9.1% in June 2022, before decelerating to 6.0% as energy prices declined. However, core inflation (which excludes volatile food and energy costs) moderated at a relatively slower pace after reaching 6.6% in September 2022—the largest annual increase in 40 years. As inflationary pressures persisted, the Fed raised its benchmark interest rate eight times by an aggregate of 450 basis points (4.50%) over the reporting period to a range of 4.75% to 5.00%. However, the central bank slowed the pace of its 75-basis-point increases following its meeting in December 2022, raising the federal-funds rate by just 50 basis points, followed by 25-basis-point rate hikes in February and March 2023—the smallest rate hikes since the central bank began its rate-hiking policy in March 2022.

In its announcement of the 25-basis-point increase in the federal funds rate in March, the Federal Open Market Committee (FOMC) commented that it “anticipates that some additional policy firming may be appropriate in order to attain a stance of monetary policy that is sufficiently restrictive to return inflation to 2 percent over time.” The statement omitted the Fed’s longstanding reference to “ongoing increases in the (federal-funds) target range,” suggesting that the central bank may be nearing the end of its rate-hiking cycle.

Towards the end of the reporting period, the financial markets’ focus turned to the banking sector. In early March 2023, two U.S.-based regional banks–Silicon Valley Bank (SVB) and Signature Bank–failed after depositors withdrew funds on fears regarding the valuation of the institutions’ bond portfolios. The Federal Deposit Insurance Corporation (FDIC) was appointed as receiver to SVB on March 12 after the California Department of Financial Protection and Innovation closed the bank. Occurring on the heels of the collapse of Silvergate Capital a few days earlier, SVB’s failure prompted investors to reconsider the safety of their positions across the banking industry. SVB is a unique entity, with a client base highly concentrated among startup, venture capital-backed companies. The deposits of the bank increased tremendously over the past few years and poor liquidity management of these assets appears to have been a significant contributor to the collapse. Both Silvergate Capital and Signature Bank, which was shut down by New York state regulators on March 12, were closely aligned with the highly speculative cryptocurrency industry. In a separate matter, 11 of the largest U.S. banks deposited $30 billion with First Republic Bank, another troubled lender. While there can be many catalysts for a market downturn, we do not see this event as systematic or reflective of issues within the broader banking industry. The Fed addressed the bank crisis in its announcement of the federal-funds rate increase in March: “The banking system is sound and resilient. Recent developments are likely to result in tighter credit conditions for households and businesses and to weigh on economic activity, hiring, and inflation. The extent of these effects is uncertain.”

The bank troubles were not limited to the U.S. Swiss lender Credit Suisse also came under pressure after suffering significant investment losses in 2021 and 2022. Credit Suisse reported that clients had withdrawn 110 billion francs (US$119 billion) of funds in the fourth quarter of 2022. The Swiss National Bank, Switzerland’s central bank, announced that it would provide the embattled bank with 50 billion francs ($54 billion) in financial support. Soon thereafter, Swiss bank UBS took control of rival lender Credit Suisse in an emergency 3 billion franc ($3.2 billion) deal negotiated by Swiss government regulators. While this development was not directly related to the failures of the U.S. regional banks, the timing resulted in significant declines in the share prices of other banks worldwide.

Geopolitical Events

The ongoing war in Ukraine, which began with Russia’s invasion of the country on February 24, 2022, dominated the geopolitical news during the reporting period. Ukraine’s president, Volodymyr Zelenskyy, addressed a joint session of the U.S. Congress in late December 2022 in an effort to secure additional financial aid from the U.S. and its allies. President Joe Biden reiterated the U.S. government’s support for Ukraine in its conflict with Russia. In late December, the U.S. Congress approved $US45 billion in additional financial assistance to Ukraine. In February 2023, nearly a year after the conflict began, President Biden made an unannounced visit to Ukraine to meet with President Zelenskyy and to encourage ongoing support from U.S. allies. The visit occurred as Russian President Vladimir Putin increased military activity in eastern Ukraine. President Biden’s trip was particularly risky as there was no protection from U.S. military personnel on the ground in Ukraine. In March, President Xi Jinping of China met with Russian President Vladimir Putin in Moscow to discuss China’s proposal to end the conflict with Ukraine. The Biden administration criticized the plan as “the ratification of Russian

SEI Asset Allocation Trust

LETTER TO SHAREHOLDERS (Continued)

March 31, 2023 (Unaudited)

conquest” as it proposed a ceasefire that would recognize Russia’s right to occupy territory in Ukraine and provide Putin with time to bolster the nation’s military forces.

The Republican Party secured a slim majority in the U.S. House of Representatives in the general election in November 2022. After a contentious 15 ballots of voting in early January 2023, Kevin McCarthy was elected speaker of the House. One of the first moves by McCarthy and other Republican Party leaders was the refusal to approve an increased debt limit (commonly referred to as the “debt ceiling”) unless the administration of President Biden, a Democrat, agreed to specific spending cuts. U.S. Treasury Secretary Janet Yellen announced that the Treasury Department began taking “extraordinary measures” after the government reached its $31.4 trillion borrowing limit on January 19, 2023. Yellen estimated that the U.S. government might run out of money and be unable to meet its financial obligations in early June if the House of Representatives does not vote to raise the debt ceiling. She urged Congress to “act promptly to protect the full faith and credit of the United States.”

Liz Truss was elected U.K. Prime Minister in September of last year, but served just seven weeks before resigning. The disastrous reception of her fiscal program sent gilt and sterling markets reeling, collapsing her support within the Conservative Party. Her departure cleared the way for Rishi Sunak to ascend as the Conservative Party leader and Prime Minister. The Sunak administration soon was plagued by public-sector employee strikes and other job actions as pay increases have not kept up with inflation; the U.K. consumer-price index rose 10.4% year-over-year in February 2023. Late in the reporting period, however, the labor tensions appeared to be easing. The administration of Prime Minister Rishi Sunak had been plagued by public-sector employee strikes and other job actions since late 2022, as pay increases have not kept up with the U.K.’s inflation rate, which was up 10.4% year-over-year in February. Several National Health Service (NHS) unions–including the Royal College of Nursing, GMB and Unison–supported the government’s offer of a pay raise of 2% in 2022-2023, followed by a 5% increase in 2023-24, with larger raises for the lowest-paid employees. On March 15, U.K. Chancellor Jeremy Hunt unveiled the government’s new budget, which directly addresses the nation’s tight employment situation. Among some of the proposals: increasing vocational training; providing tax incentives, enhancing access to capital and easing certain regulations to encourage the creation of new enterprises; and encouraging increased participation in the workforce of individuals with disabilities, welfare recipients, older persons, and parents facing high childcare costs.

Economic Performance

U.S. inflation, as measured by the consumer-price index (CPI), peaked at an annual rate of 9.1% in June 2022, the largest year-over-year increase since December 1981, and then showed signs of cooling in the second half of the reporting period. The CPI advanced 0.4% in February 2023, down marginally from the 0.5% rise in January. The year-over-year increase of 6.0%, a notable decline from the 6.4% rise in January, was the smallest annual gain in the CPI since the 12-month period ending September 2021.

The personal-consumption-expenditures index (PCE) rose 0.3% in February and 5.0% in over the previous 12-month period, down from the 0.6% and 5.4% monthly and annual increases, respectively, in January. Food prices rose 0.2% and 9.7% in February and the previous 12-month period, respectively—down from the 0.4% and 11.1% increases for the corresponding time periods in January. Energy goods and services costs fell 0.4% in February and were up 5.1% year-over-year. The PCE price index is the Fed’s preferred gauge of inflation, as it tracks the change in prices paid by or on behalf of consumers for a more comprehensive set of goods and services than that of the consumer-price index (CPI).

The Department of Commerce reported that the U.S. economy expanded at annualized rates of 3.2% and 2.6% in the third and fourth quarters of 2022, respectively. These gains reversed the corresponding 1.6% and 0.6% declines in GDP in the first and second quarters of the year. The U.S. economy expanded by 2.1% for the 2022 calendar year—down from the 37-year high of 5.7% in 2021. The government attributed the rise in GDP in 2022 mainly to upturns in consumer spending and exports, which were partly offset by decreases in residential fixed investment (purchases of private residential structures and residential equipment that is owned by landlords and rented to tenants) and federal government spending, as well as an increase in imports (which are subtracted from the calculation of GDP).

According to the Department of Labor, U.S. payrolls expanded by a monthly average of 345,000 over the reporting period, and the unemployment rate remained in a narrow range, dipping from 3.6% to 3.5%. The labor-force participation rate (the

SEI Asset Allocation Trust

percentage of the U.S. population that is either working or actively looking for work) ended the period at 62.4%, edging up from 62.2% in March 2022. Average hourly earnings rose 4.2% over the 12-month period.

Market Developments

The global equity markets lost ground amid numerous periods of volatility over the 12-month reporting period. Developed markets outperformed their emerging-market counterparts. Both the developed and emerging European markets registered modest gains and were the top-performing regions in each asset class. Conversely, North America posted the greatest loss among developed markets for the reporting period, with particular weakness in Canada. Latin America was the primary laggard among emerging markets. Turkey garnered a significant gain and was the strongest-performing emerging-market country, while Colombia and Brazil saw notable losses and were the weakest performers.

A theme for U.S. fixed-income markets over the 12-month reporting period was the inversion of the U.S. Treasury yield curve beginning in early July 2022, when yields on shorter-term bonds exceeded those on longer-dated securities (bond prices move inversely to interest rates). The significant upturn in shorter-term bond yields reflected expectations for continued rate hikes by the Fed; longer-term bonds showed signs of concerns regarding how monetary tightening might have a negative effect on economic growth. Despite a notable decline in March 2023, the yield on the two-year Treasury note ended the reporting period up 178 basis points to 4.06%, while the 10-year yield rose 116 basis points to 3.48%.

A rally in the first quarter of 2023 could not offset the negative returns for U.S. fixed-income securities during the 12-month reporting period. U.S. high-yield bonds, as measured by the ICE BofA US High Yield Constrained Index, lost 3.6%, outperformed U.S. Treasurys and corporate bonds as they have less interest-rate sensitivity. The ICE U.S. Treasury Index was down 4.9% during the reporting period, while the ICE BofA U.S. Corporate Index declined 5.2%. Mortgage-backed securities (MBS), as represented by the S&P U.S. Mortgage-Backed Securities Index, fell 4.7% during the period.

Commodity prices, as measured by the Bloomberg Commodity Total Return Index (which represents the broad commodity market), fell 12.5% during the reporting period. However, gold prices initially declined due mainly to notable strength in the U.S. dollar, but subsequently staged a rally and ended the period with modest gains as the greenback weakened and the Fed’s interest-rate hikes began to moderate. Prices for West Texas Intermediate crude oil and Brent crude oil declined significantly during the period amid concerns that additional interest-rate hikes from central banks will weigh on global economic growth and reduce demand. Wheat prices moved higher early in the reporting period before reversing direction after Russia renewed a deal with the UN, Ukraine, and Turkey that allows the shipment of Ukrainian grain through the Black Sea. Additionally, late in the period, Egypt made a large purchase tender for Russian wheat at a relatively low price. Russia reduced its prices in a bid to undercut those of other wheat-exporting countries.

Our View

Economists have been struggling for the past several months to find the right analogy to describe the future trajectory of growth and inflation in the U.S. The optimists favor the term “soft landing,” whereby growth in business activity slows just enough to reduce inflation pressures without causing a recession. Pessimists see a “hard landing” ahead as the global economy stumbles into recession due to overly tight central-bank monetary policies. Still others see “no landing” whatsoever—economic growth actually accelerates, along with inflation. SEI suggests a fourth possibility: a “holding pattern” in which the economy moves in circles with no estimated time of arrival. Economic growth slows, but not enough to push inflation back to the 2% target rate that the Fed and other major central banks have set as their goal. Eventually, the plane runs out of gas and a recession develops.

SEI is assuming that the current banking panic will be quelled by the government’s “whatever-it-takes” attitude. If that belief proves wrong, the Fed could indeed blink and cut rates as the futures curve applies; however, the surge of liquidity being injected into the banking system may well make the job of reducing inflation that much more difficult. The FOMC has underestimated the extent and persistence of core PCE inflation for nine consecutive quarters. And, in every quarter since March 2021, the FOMC members have forecast a return to a 2.0% to 2.5% within the next two years. The FOMC’s latest forecast follows the same trajectory, with core PCE inflation falling to 3.6% by December 2023, 2.6% by December 2024, and 2.1% by December 2025. By contrast, PCE core inflation ended 2021 at 4.8% and 2022 at 4.7%.

The crisis in the banking sector doesn’t seem to be dissuading other central banks from pursuing their inflation-fighting goals. In particular, the European Central Bank (ECB) surprised the markets by raising its three key policy rates by 0.5% in March, as members of the Governing Council strongly hinted they would prior to onset of the recent market turbulence.

SEI Asset Allocation Trust

LETTER TO SHAREHOLDERS (Concluded)

March 31, 2023 (Unaudited)

The ECB’s rationale was clear: The mandate is to bring inflation back to its 2% target rate, and the central bank will use its monetary toolset (interest rates and security sales from its balance sheet) in an effort to achieve those goals. The ECB is not ignoring the financial stability and the underlying health of the banking system, however. Rather, ECB President Christine Lagarde insists there is another set of tools that can be used for that purpose, including liquidity support via its various asset purchase and lending programs, such as the Transmission Protection Instrument (TPI). The TPI was introduced in July 2022, and can be used to counter disorderly market conditions that pose a serious threat to the transmission of monetary policy across the euro area. It gives the central bank the ability to buy the public-sector securities of sovereign and regional governments and agencies with remaining maturities between one and 10 years. There is no preordained limit to the purchases that can be made, and the ECB will have wide discretion regarding which securities to purchase from which member countries.

We think that recent events in the financial markets have raised the odds of recession in the U.S. beginning later this year or in early 2024. As has been the case following previous recessions, wage pressures most likely will ease and inflation should fall as well. However, global financial markets are probably getting ahead of themselves, pricing in near-term cuts in policy rates and a rapid decline in inflation back below 2% within a year. Both cyclical factors (tight labor markets and consumer resiliency especially) and secular factors (a persistently tight labor market, an emphasis on supply chain resiliency over efficiency, higher capital costs, and higher future tax burdens) suggest to us that inflation will remain higher than what central banks and market participants expect. The Fed and other central banks are facing a severe challenge in their attempt to fight inflation while simultaneously ensuring financial stability. If push comes to shove, we expect the central banks to choose financial stability, leaving the inflation fight for another day.

Sincerely,

James Smigiel Chief Investment Officer

SEI Asset Allocation Trust

Definition of Indices*

Bloomberg Commodity Total Return Index comprises futures contracts and tracks the performance of a fully collateralized investment in the index. This combines the returns of the index with the returns on cash collateral invested in 13-week (three-month) U.S. Treasury bills.

Bloomberg Global Aggregate Index is a broad-based benchmark that is considered representative of global investment-grade, fixed-income markets.

Bloomberg US Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Bloomberg US Corporate Investment Grade Index is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Bloomberg U.S. Government Index tracks the performance of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

Dow Jones Industrial Average The Index measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA U.S. Corporate Index includes publicly issued, fixed-rate, nonconvertible investment-grade (rated BBB- or higher by S&P Global Ratings and Fitch Ratings or Baa3 or higher by Moody’s Investors Service) dollar-denominated, U.S. Securities and Exchange (SEC)-registered corporate debt having at least one year to maturity.

ICE BofA US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

ICE BofA US High Yield Constrained Index is a market capitalization-weighted index which tracks the performance of U.S. dollar-denominated below-investment-grade (rated BB+ or lower by S&P Global Ratings and Fitch Ratings or Ba1 or lower by Moody’s Investors Service) corporate debt publicly issued in the U.S. domestic market.

JP Morgan EMBI Global Diversified Index tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI-EM Global Diversified Composite Index tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI Emerging Markets Index is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI Europe Index is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets.

Russell 1000 Index includes 1,000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

S&P 500 Index is an unmanaged, market-weighted index that consists of approximately 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

SEI Asset Allocation Trust

Definition of Indices* (Continued)

S&P U.S. Mortgage-Backed Securities Index tracks the performance of U.S. dollar-denominated, fixed-rate and adjustable-rate/hybrid mortgage pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

*

An Index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Defensive Strategy Fund

I. Objective

The Defensive Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing current income and the opportunity for limited capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT), SEI Daily Income Trust (SDIT), and SEI Exchange Traded Funds Trust.

III. Return vs. Benchmark

For the 12-month period ending March 31, 2023, the Fund’s Class F shares returned -0.60%. The Fund’s primary benchmark–the Bloomberg U.S. Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market–returned -4.78%.

IV. Fund Attribution

Asset-class performance was challenged over the 12-month reporting period ending March 31, 2023. As it became clear in 2022 that inflation was going to run hotter and longer in many advanced economies than had been expected, many central banks responded by hiking interest rates at a historically abrupt pace. This development was a serious shock to financial markets, and both stock and bond market returns were negative during the Fund’s full fiscal year. While commodities provided a cushion during 2022, due in part to Russia’s invasion of Ukraine, they, too, fell into negative territory by the end of the reporting period. As a result, even the most diversified portfolios experienced a challenging 12-month period.

Despite the bumpy ride, there were some positive developments in the second half of the reporting period. Economic activity, while slowing, still surprised to the upside in many countries, and labor markets remained robust overall. China emerged from its “zero-COVID” lockdowns and global COVID transmission has fallen dramatically thanks to herd immunity, dynamics that in our view should be supportive of global economic growth. The U.S. dollar, which was pushed to a multi-decade high in 2022 by risk-averse investors, weakened notably over the last five months of the reporting period. And finally, both stocks and bonds managed to rally over the last two quarters of the period–despite a brief spasm of worries around the U.S. and Swiss banking sectors–on hopes that inflation would fall to more acceptable levels and thus allow central banks to end their rate-hiking cycles. However, SEI believes that this optimism may be overdone.

The Fund’s largest allocations over the reporting period included SDIT Short-Duration Government Fund, SIMT Multi-Asset Capital Stability Fund, and SIMT Conservative Income Fund. SIMT Conservative Income Fund was the top contributor to overall Fund performance, while both Short-Duration Government Fund and Multi-Asset Capital Stability Fund saw roughly flat performance, as the U.S. Federal Reserve (Fed) continued to raise interest rates throughout the reporting period.

Given the challenging backdrop for risk assets, the only other positive contributors to performance among SAAT Defensive Strategy Fund’s allocations were cash equivalents and a small positive contribution from SEI Enhanced Low Volatility U.S. Large Cap ETF. The largest detractors from performance were SIMT Core Fixed Income Fund, SIMT Multi-Asset Income Fund, and SIMT Global Managed Volatility Fund. Core Fixed Income Fund struggled over the period as interest-rate volatility increased dramatically and rates moved higher. The 10-year U.S. Treasury note yield rose from 2.32% to 3.48% over the 12-month reporting period, peaking at 4.22% in early November 2022. The spikes in yields caused fixed-income asset prices to decline over the reporting period. Additionally, credit spreads widened, hampering the performance of the lower-quality credit holdings in Multi-Asset Income Fund. The Fund’s U.S. equity holdings recorded negative returns, with the S&P 500 Index down 7.7% for the reporting period. SIMT Global Managed Volatility Fund detracted from Fund performance despite significantly outperforming its benchmark for the period.

There were no tactical tilts in the Fund during the reporting period.

As previously noted, the Fund outperformed the benchmark Bloomberg U.S. Aggregate Bond Index over the reporting period due mainly to its allocations in cash equivalents. The Fund is designed to have exposure to a range of asset classes, not all of which are represented in its primary benchmark.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Defensive Strategy Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Fund, Class F	-0.60%	1.89%	1.84%	1.56%	2.08%
Defensive Strategy Fund, Class I	-0.88%	1.64%	1.58%	1.30%	1.83%
Bloomberg U.S. Aggregate Bond Index*	-4.78%	-2.77%	0.91%	1.36%	3.16%
S&P 500 Index**	-7.73%	18.60%	11.19%	12.24%	9.48%
ICE BofA U.S. 3-Month Treasury Bill Index***	2.50%	0.89%	1.41%	0.87%	1.32%

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Fund, Class F and Class I, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the ICE BofA U.S. 3-Month Treasury Bill Index.

[1]

For the year ended March 31, 2023. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

**	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
***	The ICE BofA U.S. 3-Month Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Defensive Strategy Allocation Fund

I. Objective

The Defensive Strategy Allocation Fund (the “Fund”) seeks to generate investment income while providing the opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the 12-month period ending March 31, 2023, the Fund’s Class F shares returned 0.52%. The Fund’s primary benchmark–the S&P 500 Index (Gross)–which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market–returned -7.73%.

IV. Fund Attribution

Asset-class performance was challenged over the 12-month reporting period ending March 31, 2023. As it became clear in 2022 that inflation was going to run hotter and longer in many advanced economies than had been expected, many central banks responded by hiking interest rates at a historically abrupt pace. This development was a serious shock to financial markets, and both stock and bond market returns were negative during the Fund’s full fiscal year. While commodities provided a cushion during 2022, due in part to Russia’s invasion of Ukraine, they, too, fell into negative territory by the end of the reporting period. As a result, even the most diversified portfolios experienced a challenging 12-month period.

Despite the bumpy ride, there were some positive developments in the second half of the reporting period. Economic activity, while slowing, still surprised to the upside in many countries, and labor markets remained robust overall. China emerged from its “zero-COVID” lockdowns and global COVID transmission has fallen dramatically thanks to herd immunity, dynamics that in our view should be supportive of global economic growth.

The U.S. dollar, which was pushed to a multi-decade high in 2022 by risk-averse investors, weakened notably over the last five months of the reporting period. And finally, both stocks and bonds managed to rally over the last two quarters of the period–despite a brief spasm of worries around the U.S. and Swiss banking sectors–on hopes that inflation would fall to more acceptable levels and thus allow central banks to end their rate-hiking cycles. However, SEI believes that this optimism may be overdone.

The Fund’s largest allocations over the reporting period included SDIT Government Fund and SIMT High Yield Bond Fund. SDIT Government Fund was the top contributor to overall Fund performance, while SIMT High Yield Bond Fund was a detractor from performance as the U.S. Federal Reserve (Fed) continued to raise interest rates throughout the reporting period. Given the challenging backdrop for risk assets, the only other positive contributors to SAAT Defensive Strategy Allocation Fund’s performance were allocations to cash equivalents. Fixed-income securities in general struggled over the period as interest-rate volatility increased dramatically and rates moved higher. The 10-year U.S. Treasury note yield increased from 2.32% to 3.48% during the reporting period, peaking at 4.22% in early November 2022. The spikes in yields caused fixed-income asset prices to decline over the reporting period. Additionally, credit spreads widened, hampering the performance of the lower-quality credit sectors such as U.S. high yield.

The Fund is designed to have exposure to a range of asset classes, not all of which are represented in the benchmark S&P 500 Index. The Fund’s overall performance was in line with our expectations for the Fund’s asset allocation, and it outperformed its benchmark for the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Allocation Fund, Class F	0.52%	1.84%	-0.63%	3.35%	5.14%
S&P 500 Index*	-7.73%	18.60%	11.19%	12.24%	9.48%
Bloomberg U.S. Aggregate Bond Index**	-4.78%	-2.77%	0.91%	1.36%	3.16%

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Defensive Strategy Allocation Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Allocation Fund, Class F, the S&P 500 Index, and the Bloomberg U.S. Aggregate Bond Index.

[1]

For the year ended March 31, 2023. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Conservative Strategy Fund

I. Objective

The Conservative Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing the opportunity for modest capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT), SEI Daily Income Trust (SDIT), and SEI Exchange Traded Funds Trust.

III. Return vs. Benchmark

For the 12-month period ending March 31, 2023, the Fund’s Class F shares returned -2.12%. The Fund’s primary benchmark–the Bloomberg U.S. Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market–returned -4.78%.

IV. Fund Attribution

Asset-class performance was challenged over the 12-month reporting period ending March 31, 2023. As it became clear in 2022 that inflation was going to run hotter and longer in many advanced economies than had been expected, many central banks responded by hiking interest rates at a historically abrupt pace. This development was a serious shock to financial markets, and both stock and bond market returns were negative during the Fund’s full fiscal year. While commodities provided a cushion during 2022, due in part to Russia’s invasion of Ukraine, they, too, fell into negative territory by the end of the reporting period. As a result, even the most diversified portfolios experienced a challenging 12-month period.

Despite the bumpy ride, there were some positive developments in the second half of the reporting period. Economic activity, while slowing, still surprised to the upside in many countries, and labor markets remained robust overall. China emerged from its “zero-COVID” lockdowns and global COVID transmission has fallen dramatically thanks to herd immunity, dynamics that in our view should be supportive of global economic growth. The U.S. dollar, which was pushed to a multi-decade high in 2022 by risk-averse investors, weakened notably over the last five months of the reporting period. And finally, both stocks and bonds managed to rally over the last two quarters of the period–despite a brief spasm of worries around the U.S. and Swiss banking sectors–on hopes that inflation would fall to more acceptable levels and thus allow central banks to end their rate-hiking cycles. However, SEI believes that this optimism may be overdone.

The Fund’s largest allocations over the reporting period included SIMT Multi-Asset Capital Stability Fund, SDIT Short-Duration Government Fund, and SIMT Core Fixed Income Fund. SIMT Conservative Income Fund was the top contributor to the Fund’s overall absolute performance, while Short-Duration Government Fund and Multi-Asset Capital Stability Fund both posted roughly flat returns for the period, as the Fed continued to raise rates over the entire fiscal year.

Given the challenging backdrop for risk assets, the only other positive contributing allocations were to cash equivalents and a small positive contribution from SEI Enhanced Low Volatility U.S. Large Cap ETF. The largest detractors from performance were SIMT Core Fixed Income, SIMT Multi-Asset Accumulation Fund, and SIMT Multi-Asset Income Fund. Fixed-income securities in general struggled over the period as interest-rate volatility increased dramatically and rates moved higher. The 10-year U.S. Treasury note yield increased from 2.32% to 3.48% during the reporting period, peaking at 4.22% in early November 2022. The spikes in yields caused fixed-income asset prices to decline over the reporting period. Credit spreads tended to widen as well hurting the lower quality credit in Multi-Asset Income Fund. The Fund’s U.S. equity holdings recorded negative returns, with the S&P 500 Index down 7.7% for the reporting period. Multi-Asset Accumulation Fund’s exposures to both fixed income securities and equities detracted from performance.

There were no tactical tilts in the Fund during the reporting period.

The Fund outperformed the benchmark Bloomberg U.S. Aggregate Bond Index over the reporting period due to its allocations to SDIT Ultra Short Duration Bond Fund and SIMT Multi-Asset Capital Stability Fund, both of which outperformed the benchmark Bloomberg U.S. Aggregate Bond Index. The Fund is designed to have exposure to a range of asset classes, not all of which are represented in the benchmark index.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Conservative Strategy Fund (Concluded)

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Fund, Class F	-2.12%	3.24%	2.20%	2.41%	2.99%
Conservative Strategy Fund, Class D	-2.82%	2.44%	1.41%	1.60%	2.06%
Conservative Strategy Fund, Class I	-2.38%	2.97%	1.95%	2.16%	2.83%
S&P 500 Index*	-7.73%	18.60%	11.19%	12.24%	9.48%
Bloomberg U.S. Aggregate Bond Index**	-4.78%	-2.77%	0.91%	1.36%	3.16%
ICE BofA U.S. 3-Month Treasury Bill Index***	2.50%	0.89%	1.41%	0.87%	1.32%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Fund, Class F, Class D and Class I, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the ICE BofA U.S. 3-Month Treasury Bill Index.

[1]

For the year ended March 31, 2023. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. The Fund’s Class D Shares commenced operations on March 25, 2011. For periods prior to March 25, 2011, the performance of the Fund’s Class F Shares, adjusted for the higher total annual fund operating expenses of the Class D Shares has been used. Returns for Class D Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class D Shares have higher total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The ICE BofA U.S. 3-Month Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Conservative Strategy Allocation Fund

I. Objective

The Conservative Strategy Allocation Fund (the “Fund”) seeks to generate investment income while providing an opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the 12-month period ending March 31, 2023, the Fund’s Class F shares returned -5.78%. The Fund’s primary benchmark–the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market–returned -7.73%.

IV. Fund Attribution

Asset-class performance was challenged over the 12-month reporting period ending March 31, 2023. As it became clear in 2022 that inflation was going to run hotter and longer in many advanced economies than had been expected, many central banks responded by hiking interest rates at a historically abrupt pace. This development was a serious shock to financial markets, and both stock and bond market returns were negative during the Fund’s full fiscal year. While commodities provided a cushion during 2022, due in part to Russia’s invasion of Ukraine, they, too, fell into negative territory by the end of the reporting period. As a result, even the most diversified portfolios experienced a challenging 12-month period.

Despite the bumpy ride, there were some positive developments in the second half of the reporting period. Economic activity, while slowing, still surprised to the upside in many countries, and labor markets remained robust overall. China emerged from its “zero-COVID” lockdowns and global COVID transmission has fallen dramatically thanks to herd immunity, dynamics that in our view should be supportive of global economic growth.

The U.S. dollar, which was pushed to a multi-decade high in 2022 by risk-averse investors, weakened notably over the last five months of the reporting period. And finally, both stocks and bonds managed to rally over the last two quarters of the period–despite a brief spasm of worries around the U.S. and Swiss banking sectors–on hopes that inflation would fall to more acceptable levels and thus allow central banks to end their rate-hiking cycles. However, SEI believes that this optimism may be overdone.

The Fund’s largest allocations over the reporting period included SIMT High Yield Bond Fund and SIMT U.S. Managed Volatility Fund, which comprised roughly two-thirds of the portfolio’s assets. SIMT High Yield Bond Fund detracted from performance as the U.S. Federal Reserve (Fed) continued to raise interest rates throughout the reporting period. Given the challenging backdrop for risk assets, the only positive contributor to Fund performance was the allocation to cash equivalents. Fixed-income securities in general struggled over the period as interest-rate volatility increased dramatically and rates moved higher. The 10-year U.S. Treasury note yield increased from 2.32% to 3.48% during the reporting period, peaking at 4.22% in early November 2022. The spikes in yields caused fixed-income asset prices to decline over the reporting period. Additionally, credit spreads widened, hampering the performance of lower-quality credit such as U.S. high yield. The Fund’s U.S. equity holdings recorded negative returns, with the S&P 500 Index down 7.7% for the reporting period. SIMT Global Managed Volatility Fund detracted from performance despite significantly outperforming its benchmark during the period.

The Fund is designed to have exposure to a range of asset classes, not all of which are represented in the benchmark S&P 500 Index. The Fund’s overall performance was in line with our expectations for the Fund’s asset allocation, and it outperformed its benchmark for the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Conservative Strategy Allocation Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Allocation Fund, Class F	-5.78%	9.09%	4.29%	6.05%	6.88%
S&P 500 Index*	-7.73%	18.60%	11.19%	12.24%	9.48%
Bloomberg U.S. Aggregate Bond Index**	-4.78%	-2.77%	0.91%	1.36%	3.16%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Allocation Fund, Class F, the S&P 500 Index, and the Bloomberg U.S. Aggregate Bond Index.

[1]

For the year ended March 31, 2023. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Moderate Strategy Fund

I. Objective

The Moderate Strategy Fund (the “Fund”) seeks capital appreciation while managing the risk of loss.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT), SEI Daily Income Trust (SDIT), and SEI Exchange Traded Funds Trust.

III. Return vs. Benchmark

For the 12-month period ending March 31, 2023, the Fund’s Class F shares returned -4.62%. The Fund’s primary benchmark–the Bloomberg U.S. Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market–returned -4.78%.

IV. Fund Attribution

Asset-class performance was challenged over the 12-month reporting period ending March 31, 2023. As it became clear in 2022 that inflation was going to run hotter and longer in many advanced economies than had been expected, many central banks responded by hiking interest rates at a historically abrupt pace. This development was a serious shock to financial markets, and both stock and bond market returns were negative during the Fund’s full fiscal year. While commodities provided a cushion during 2022, due in part to Russia’s invasion of Ukraine, they, too, fell into negative territory by the end of the reporting period. As a result, even the most diversified portfolios experienced a challenging 12-month period.

Despite the bumpy ride, there were some positive developments in the second half of the reporting period. Economic activity, while slowing, still surprised to the upside in many countries, and labor markets remained robust overall. China emerged from its “zero-COVID” lockdowns and global COVID transmission has fallen dramatically thanks to herd immunity, dynamics that in our view should be supportive of global economic growth.

The U.S. dollar, which was pushed to a multi-decade high in 2022 by risk-averse investors, weakened notably over the last five months of the reporting period. And finally, both stocks and bonds managed to rally over the last two quarters of the period–despite a brief spasm of worries around the U.S. and Swiss banking sectors–on hopes that inflation would fall to more acceptable levels and thus allow central banks to end their rate-hiking cycles. However, SEI believes that this optimism may be overdone.

The Fund’s largest allocations over the reporting period included SIMT Core Fixed Income Fund, SIMT Multi-Asset Accumulation Fund, SIMT Global Managed Volatility Fund, and SIMT U.S. Managed Volatility Fund. SDIT Ultra Short Duration Bond Fund was the top contributor to overall Fund performance, as the U.S. Federal Reserve (Fed) continued to raise interest rates over the entire fiscal year, leading to price pressure on fixed-income investments other than short-duration assets.

Given the challenging backdrop for risk assets, the only other positive contributors to performance among the Fund’s allocations during the reporting period were SEI Enhanced Low Volatility U.S. Large Cap ETF and SEI Enhanced U.S. Large Cap Quality Factor ETF. The largest detractors from Fund performance for the period included SIMT Multi-Asset Accumulation Fund, SIMT Core Fixed Income Fund, and SIMT Global Managed Volatility Fund. Core Fixed Income Fund struggled over the reporting period as interest-rate volatility increased dramatically and rates moved higher. The 10-year U.S. Treasury note yield increased from 2.32% to 3.48% over the 12-month period, peaking at 4.22% in early November 2022. The spikes in yields caused fixed-income asset prices to decline and over the reporting period. Additionally, credit spreads widened, hampering the performance of the lower-quality credit holdings in SIMT Multi-Asset Income Fund and SIMT High Yield Bond Fund. The Fund’s U.S. equity holdings recorded negative returns, with the S&P 500 Index down 7.7% for the reporting period. Multi-Asset Accumulation Fund’s exposures to both fixed-income assets and equities detracted from performance. Global Managed Volatility Fund detracted from performance despite significantly outperforming its benchmark for the period.

There were no tactical tilts in the Fund during the reporting period.

The Fund outperformed the Bloomberg U.S. Aggregate Bond Index over the reporting period due to its allocations to SDIT Ultra Short Duration Bond Fund, SEI Enhanced Low Volatility U.S. Large Cap ETF, and SIMT Multi-Asset Capital Stability Fund. The Fund is designed to have exposure to a

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Moderate Strategy Fund (Concluded)

range of asset classes, not all of which are represented in the benchmark Bloomberg U.S. Aggregate Bond Index.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Fund, Class F	-4.62%	4.65%	2.79%	3.35%	4.19%
Moderate Strategy Fund, Class D	-5.39%	3.86%	2.02%	2.56%	3.26%
Moderate Strategy Fund, Class I	-4.90%	4.36%	2.52%	3.09%	4.06%
S&P 500 Index*	-7.73%	18.60%	11.19%	12.24%	9.48%
Bloomberg U.S. Aggregate Bond Index**	-4.78%	-2.77%	0.91%	1.36%	3.16%
MSCI EAFE Index***	1.38%	12.99%	3.52%	5.00%	5.85%
ICE BofA U.S. 3-Month Treasury Bill Index****	2.50%	0.89%	1.41%	0.87%	1.32%

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Fund, Class F, Class D and Class I, the Bloomberg U.S. Aggregate Bond Index, the S&P 500 Index, the MSCI EAFE Index, and the ICE BofA U.S. 3-Month Treasury Bill Index.

[1]

For the year ended March 31, 2023. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. The Fund’s Class D Shares commenced operations on March 25, 2011. For periods prior to March 25, 2011, the performance of the Fund’s Class F Shares, adjusted for the higher total annual fund operating expenses of the Class D Shares has been used. Returns for Class D Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class D Shares have higher total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

****	The ICE BofA U.S. 3-Month Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Moderate Strategy Allocation Fund

I. Objective

The Moderate Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT) and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the 12-month period ending March 31, 2023, the Fund’s Class F shares returned -3.70%. The Fund’s primary benchmark–the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market–returned -7.73%.

IV. Fund Attribution

Asset-class performance was challenged over the 12-month reporting period ending March 31, 2023. As it became clear in 2022 that inflation was going to run hotter and longer in many advanced economies than had been expected, many central banks responded by hiking interest rates at a historically abrupt pace. This development was a serious shock to financial markets, and both stock and bond market returns were negative during the Fund’s full fiscal year. While commodities provided a cushion during 2022, due in part to Russia’s invasion of Ukraine, they, too, fell into negative territory by the end of the reporting period. As a result, even the most diversified portfolios experienced a challenging 12-month period.

Despite the bumpy ride, there were some positive developments in the second half of the reporting period. Economic activity, while slowing, still surprised to the upside in many countries, and labor markets remained robust overall. China emerged from its “zero-COVID” lockdowns and global COVID transmission has fallen dramatically thanks to herd immunity, dynamics that in our view should be supportive of global economic growth.

The U.S. dollar, which was pushed to a multi-decade high in 2022 by risk-averse investors, weakened notably over the last five months of the reporting period. And finally, both stocks and bonds managed to rally over the last two quarters of the period–despite a brief spasm of worries around the U.S. and Swiss banking sectors–on hopes that inflation would fall to more acceptable levels and thus allow central banks to end their rate-hiking cycles. However, SEI believes that this optimism may be overdone.

The Fund’s largest allocations over the reporting period included SIMT U.S. Managed Volatility Fund and SIMT High Yield Bond Fund, which comprised roughly two-thirds of the portfolio’s assets. SIMT High Yield Bond Fund detracted from performance as the U.S. Federal Reserve (Fed) continued to raise interest rates throughout the reporting period. Given the challenging backdrop for risk assets, the only positive contributors to performance among the Fund’s allocations were cash equivalents. Fixed-income assets in general struggled over the period as interest-rate volatility increased dramatically and rates moved higher. The 10-year U.S. Treasury note yield increased from 2.32% to 3.48% over the reporting period, peaking at 4.22% in early November 2022. The spikes in yields caused fixed-income asset prices to decline during the reporting period. Additionally, credit spreads widened, hampering the performance of the lower-quality credit holdings such as SIMT High Yield Bond Fund. The Fund’s U.S. equity holdings recorded negative returns, with the S&P 500 Index down 7.7% for the reporting period. SIMT Global Managed Volatility Fund detracted from Fund performance despite significantly outperforming its benchmark over the period. SIMT Real Estate was the largest detractor from Fund performance as equity markets in general struggled and the interest-rate sensitivity of real estate equities lagged the broader equity markets.

The Fund is designed to have exposure to a range of asset classes, not all of which are represented in the benchmark S&P 500 Index. The Fund’s overall performance was in line with our expectations for the Fund’s asset allocation, and it outperformed its benchmark for the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Moderate Strategy Allocation Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Allocation Fund, Class F	-3.70%	11.53%	5.16%	7.12%	7.09%
S&P 500 Index*	-7.73%	18.60%	11.19%	5.00%	5.85%
Bloomberg U.S. Aggregate Bond Index**	-4.78%	-2.77%	0.91%	1.36%	3.16%
MSCI EAFE Index***	-1.38%	12.99%	3.52%	5.00%	5.85%

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Allocation Fund, Class F, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the MSCI EAFE Index.

[1]

For the year ended March 31, 2023. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Aggressive Strategy Fund

I. Objective

The Aggressive Strategy Fund (the “Fund”) seeks to generate long-term capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT), SEI Daily Income Trust (SDIT), and SEI Exchange Traded Funds Trust.

III. Return vs. Benchmark

For the 12-month period ending March 31, 2023, the Fund’s Class F shares returned -7.29%. The Fund’s primary benchmark–the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market–returned -7.73%.

IV. Fund Attribution

Asset-class performance was challenged over the 12-month reporting period ending March 31, 2023. As it became clear in 2022 that inflation was going to run hotter and longer in many advanced economies than had been expected, many central banks responded by hiking interest rates at a historically abrupt pace. This development was a serious shock to financial markets, and both stock and bond market returns were negative during the Fund’s full fiscal year. While commodities provided a cushion during 2022, due in part to Russia’s invasion of Ukraine, they, too, fell into negative territory by the end of the reporting period. As a result, even the most diversified portfolios experienced a challenging 12-month period.

Despite the bumpy ride, there were some positive developments in the second half of the reporting period. Economic activity, while slowing, still surprised to the upside in many countries, and labor markets remained robust overall. China emerged from its “zero-COVID” lockdowns and global COVID transmission has fallen dramatically thanks to herd immunity, dynamics that in our view should be supportive of global economic growth.

The U.S. dollar, which was pushed to a multi-decade high in 2022 by risk-averse investors, weakened notably over the last five months of the reporting period. And finally, both stocks and bonds managed to rally over the last two quarters of the period–despite a brief spasm of worries around the U.S. and Swiss banking sectors–on hopes that inflation would fall to more acceptable levels and thus allow central banks to end their rate-hiking cycles. However, SEI believes that this optimism may be overdone.

The Fund’s largest allocations over the reporting period included SIMT Multi-Asset Accumulation Fund, SIMT Large Cap Fund, SIT International Equity Fund, and SIMT Core Fixed Income Fund. SIT International Equity Fund was the top contributor to overall Fund performance. International developed equity markets outperformed the U.S. equity market over the period.

Given the challenging backdrop for risk assets, the only other positive contributor to performance among the Fund’s allocations for the period was SEI Enhanced U.S. Large Cap Quality Factor ETF. The largest detractors from performance included SIMT Multi-Asset Accumulation Fund, SIMT Large Cap Fund, and SIMT Core Fixed Income Fund. Core Fixed Income struggled over the period as interest-rate volatility increased dramatically and rates moved higher. The 10-year U.S. Treasury note yield increased from 2.32% to 3.48% during the reporting period, peaking at 4.22% in early November 2022. The spikes in yields caused fixed-income asset prices to decline over the reporting period. Additionally, credit spreads widened, hampering the performance of the lower-quality credit in SIMT Multi-Asset Accumulation Fund and SIMT High Yield Bond Fund. The Fund’s U.S. equity holdings recorded negative returns, with the S&P 500 Index down 7.7% for the reporting period. Multi-Asset Accumulation’s exposures to both fixed income and equities detracted from performance.

The Fund outperformed the S&P 500 Index over the fiscal year due to its allocations to SIT International Equity Fund and SEI Enhanced U.S. Large Cap Quality Factor ETF. The Fund is designed to have exposure to a range of asset classes, not all of which are represented in the benchmark index.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Aggressive Strategy Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Aggressive Strategy Fund, Class F	-7.29%	10.76%	3.93%	5.62%	5.72%
Aggressive Strategy Fund, Class D	-7.88%	9.95%	3.16%	4.83%	5.23%
Aggressive Strategy Fund, Class I	-7.47%	10.51%	3.68%	5.36%	5.41%
S&P 500 Index*	-7.73%	18.60%	11.19%	12.24%	9.48%
MSCI EAFE Index**	-1.38%	12.99%	3.52%	5.00%	5.85%

Comparison of Change in the Value of a $100,000 Investment in the Aggressive Strategy Fund, Class F, Class D and Class I, versus the S&P 500 Index and the MSCI EAFE Index.

[1]

For the year ended March 31, 2023. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. The Fund’s Class D Shares commenced operations on March 25, 2011. For periods prior to March 25, 2011, the performance of the Fund’s Class F Shares, adjusted for the higher total annual fund operating expenses of the Class D Shares has been used. Returns for Class D Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class D Shares have higher total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Tax-Managed Aggressive Strategy Fund

I. Objective

The Tax-Managed Strategy Fund (the “Fund”) seeks to generate long-term capital appreciation.

Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT), and SEI Daily Income Trust (SDIT).

II. Return vs. Benchmark

For the full year ended March 31, 2023, the Fund’s Class F shares returned -5.03%. The Fund’s primary benchmark–the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market–returned -7.73%.

III. Fund Attribution

Asset-class performance was challenged over the 12-month reporting period ending March 31, 2023. As it became clear in 2022 that inflation was going to run hotter and longer in many advanced economies than had been expected, many central banks responded by hiking interest rates at a historically abrupt pace. This development was a serious shock to financial markets, and both stock and bond market returns were negative during the Fund’s full fiscal year. While commodities provided a cushion during 2022, due in part to Russia’s invasion of Ukraine, they, too, fell into negative territory by the end of the reporting period. As a result, even the most diversified portfolios experienced a challenging 12-month period.

Despite the bumpy ride, there were some positive developments in the second half of the reporting period. Economic activity, while slowing, still surprised to the upside in many countries, and labor markets remained robust overall. China emerged from its “zero-COVID” lockdowns and global COVID transmission has fallen dramatically thanks to herd immunity, dynamics that in our view should be supportive of global economic growth. The U.S. dollar, which was pushed to a multi-decade high in 2022 by risk-averse investors, weakened notably over the last five months of the reporting period. And finally, both stocks and bonds managed to rally over the last two quarters of the period–despite a brief spasm of worries around the U.S. and Swiss banking sectors–on hopes that inflation would fall to more acceptable levels and thus allow central banks to end their rate-hiking cycles. However, SEI believes that this optimism may be overdone.

The Fund’s largest allocations over the reporting period included SIMT Tax-Managed Large Cap Fund and the SIT International Equity Fund. These two funds comprised roughly two-thirds of the portfolio’s assets. SIT International Equity Fund was the top contributor to overall Fund performance during the period. International developed equity markets outperformed the U.S. equity market over the period.

The Fund’s U.S. equity holdings recorded negative returns, with the S&P 500 Index down 7.7% for the reporting period. SIMT Tax-Managed Large Cap Fund was the largest detractor from performance, followed by SIMT Tax-Managed Small/Mid Cap Fund.

The Fund is designed to have exposure to a range of asset classes, not all of which are represented in the benchmark S&P 500 Index. The Fund’s overall performance for the reporting period was in line with our expectations for the Fund’s asset allocation.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Tax-Managed Aggressive Strategy Fund, Class F	-5.03%	15.95%	6.45%	8.00%	7.18%
S&P 500 Index*	-7.73%	18.60%	11.19%	12.24%	9.48%
MSCI EAFE Index**	-1.38%	12.99%	3.52%	5.00%	5.85%

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Tax-Managed Aggressive Strategy Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Aggressive Strategy Fund, Class F, the S&P 500 Index, and the MSCI EAFE Index.

[1]

For the year ended March 31, 2023. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Core Market Strategy Fund

I. Objective

The Core Market Strategy Fund (the “Fund”) seeks to provide capital appreciation while maintaining broad equity and fixed-income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT), SEI Daily Income Trust (SDIT), and SEI Exchange Traded Funds Trust.

III. Return vs. Benchmark

For the 12-month period ending March 31, 2023, the Fund’s Class F shares returned -6.91%. The Fund’s primary benchmark–the Bloomberg U.S. Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market–returned -4.78%.

IV. Fund Attribution

Asset-class performance was challenged over the 12-month reporting period ending March 31, 2023. As it became clear in 2022 that inflation was going to run hotter and longer in many advanced economies than had been expected, many central banks responded by hiking interest rates at a historically abrupt pace. This development was a serious shock to financial markets, and both stock and bond market returns were negative during the Fund’s full fiscal year. While commodities provided a cushion during 2022, due in part to Russia’s invasion of Ukraine, they, too, fell into negative territory by the end of the reporting period. As a result, even the most diversified portfolios experienced a challenging 12-month period.

Despite the bumpy ride, there were some positive developments in the second half of the reporting period. Economic activity, while slowing, still surprised to the upside in many countries, and labor markets remained robust overall. China emerged from its “zero-COVID” lockdowns and global COVID transmission has fallen dramatically thanks to herd immunity, dynamics that in our view should be supportive of global economic growth. The U.S. dollar, which was pushed to a multi-decade high in 2022 by risk-averse investors, weakened notably over the last five months of the reporting period. And finally, both stocks and bonds managed to rally over the last two quarters of the period–despite a brief spasm of worries around the U.S. and Swiss banking sectors–on hopes that inflation would fall to more acceptable levels and thus allow central banks to end their rate-hiking cycles. However, SEI believes that this optimism may be overdone.

The Fund’s largest allocations over the reporting period included SIMT Core Fixed Income Fund, SIMT Multi-Asset Accumulation Fund, and SIT International Equity Fund. SIT International Equity Fund was the top contributor to overall Fund performance, as international developed equity markets outperformed the U.S. equity market over the period.

Given the challenging backdrop for risk assets, the only other positive contributor to performance among the Fund’s allocations during the reporting period was SEI U.S. Large Cap Quality Factor ETF. The largest detractors from performance included SIMT Multi-Asset Accumulation Fund and SIMT Core Fixed Income Fund. Core Fixed Income Fund struggled over the period as interest-rate volatility increased dramatically and rates moved higher. The 10-year U.S. Treasury note yield increased from 2.32% to 3.48% over the 12-month period, peaking at 4.2% in early November 2022. The spikes in yields caused fixed-income asset prices to decline products over the reporting period. Credit spreads widened, hampering the performance of the lower-quality credit holdings in SIMT Multi-Asset Income Fund and SIMT High Yield Bond Fund. The Fund’s U.S. equity holdings recorded negative returns, with the S&P 500 Index down 7.7% for the reporting period. Multi-Asset Accumulation Fund’s exposures to both fixed income and equities detracted from performance.

There were no tactical tilts in the Fund during the reporting period.

The Fund outperformed the S&P 500 Index over the reporting period due to its allocations to SIT International Equity Fund and SEI Enhanced U.S. Large Cap Quality Factor ETF. The Fund is designed to have exposure to a range of asset classes, not all of which are represented in the benchmark Bloomberg U.S. Aggregate Bond Index.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Core Market Strategy Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Fund, Class F	-6.91%	6.30%	2.98%	3.73%	4.60%
Core Market Strategy Fund, Class I	-6.31%	6.79%	3.42%	4.04%	4.90%
S&P 500 Index*	-7.73%	18.60%	11.19%	12.24%	9.48%
Bloomberg U.S. Aggregate Bond Index**	-4.78%	2.77%	0.91%	1.36%	3.16%
MSCI EAFE Index***	-1.38%	12.99%	3.52%	5.00%	9.48%

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Fund, Class F and Class I, versus the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index and the MSCI EAFE Index.

[1]

For the year ended March 31, 2023. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Core Market Strategy Allocation Fund

I. Objective

The Core Market Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT), and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the 12-month period ending March 31, 2023, the Fund’s Class F shares returned -5.04%. The Fund’s primary benchmark–the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market–returned -7.73%.

IV. Fund Attribution

Asset-class performance was challenged over the 12-month reporting period ending March 31, 2023. As it became clear in 2022 that inflation was going to run hotter and longer in many advanced economies than had been expected, many central banks responded by hiking interest rates at a historically abrupt pace. This development was a serious shock to financial markets, and both stock and bond market returns were negative during the Fund’s full fiscal year. While commodities provided a cushion during 2022, due in part to Russia’s invasion of Ukraine, they, too, fell into negative territory by the end of the reporting period. As a result, even the most diversified portfolios experienced a challenging 12-month period.

Despite the bumpy ride, there were some positive developments in the second half of the reporting period. Economic activity, while slowing, still surprised to the upside in many countries, and labor markets remained robust overall. China emerged from its “zero-COVID” lockdowns and global COVID transmission has fallen dramatically thanks to herd immunity, dynamics that in our view should be supportive of global economic growth.

The U.S. dollar, which was pushed to a multi-decade high in 2022 by risk-averse investors, weakened notably over the last five months of the reporting period. And finally, both stocks and bonds managed to rally over the last two quarters of the period–despite a brief spasm of worries around the U.S. and Swiss banking sectors–on hopes that inflation would fall to more acceptable levels and thus allow central banks to end their rate-hiking cycles. However, SEI believes that this optimism may be overdone.

The Fund’s largest allocations over the reporting period included SIMT Tax-Managed Large Cap Fund and the SIT International Equity Fund. These two funds comprised roughly two-thirds of the portfolio’s assets. SIT International Equity Fund was the top contributor to overall Fund performance. International developed equity markets outperformed the U.S. equity market over the period.

Equity performance was generally negative, with the S&P 500 down over 7.7% for the fiscal year. Tax-Managed Large Cap was the largest detractor from performance, followed by Tax-Managed Small/Mid Cap. SIMT Real Estate had the largest negative total return over the period as equity markets in general struggled and the interest rate sensitivity of real estate equity lagged broader equity markets. Fixed-income securities in general struggled over the period as interest-rate volatility increased dramatically and rates moved higher. The 10-year U.S. Treasury note yield increased from 2.32% to 3.48% from during the reporting period, peaking at 4.22% in early November 2022. The spikes in yields caused fixed-income asset prices to decline. Additionally, credit spreads widened, hampering the performance of lower-quality credit such as U.S. high yield.

The Fund is designed to have exposure to a range of asset classes, not all of which are represented in the benchmark S&P 500 Index. The Fund’s overall performance was in line with our expectations for the Fund’s asset allocation, and it outperformed its benchmark.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Core Market Strategy Allocation Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Allocation Fund, Class F	-5.04%	15.92%	6.42%	7.98%	6.75%
S&P 500 Index*	-7.73%	18.60%	11.19%	12.24%	9.48%
Bloomberg U.S. Aggregate Bond Index**	-4.78%	-2.77%	0.91%	1.36%	3.16%
MSCI EAFE Index***	-1.38%	12.99%	3.52%	5.00%	5.85%

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Allocation Fund, Class F, versus the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index and the MSCI EAFE Index.

[1]

For the year ended March 31, 2023. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Market Growth Strategy Fund

I. Objective

The Market Growth Strategy Fund (the “Fund”) seeks to generate capital appreciation while maintaining broad equity and fixed-income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT), SEI Daily Income Trust (SDIT), and SEI Exchange Traded Funds Trust.

III. Return vs. Benchmark

For the 12-month period ending March 31, 2023, the Fund’s Class F shares returned -6.78%. The Fund’s primary benchmark–the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market–returned -7.73%.

IV. Fund Attribution

Asset-class performance was challenged over the 12-month reporting period ending March 31, 2023. As it became clear in 2022 that inflation was going to run hotter and longer in many advanced economies than had been expected, many central banks responded by hiking interest rates at a historically abrupt pace. This development was a serious shock to financial markets, and both stock and bond market returns were negative during the Fund’s full fiscal year. While commodities provided a cushion during 2022, due in part to Russia’s invasion of Ukraine, they, too, fell into negative territory by the end of the reporting period. As a result, even the most diversified portfolios experienced a challenging 12-month period.

Despite the bumpy ride, there were some positive developments in the second half of the reporting period. Economic activity, while slowing, still surprised to the upside in many countries, and labor markets remained robust overall. China emerged from its “zero-COVID” lockdowns and global COVID transmission has fallen dramatically thanks to herd immunity, dynamics that in our view should be supportive of global economic growth. The U.S. dollar, which was pushed to a multi-decade high in 2022 by risk-averse investors, weakened notably over the last five months of the reporting period. And finally, both stocks and bonds managed to rally over the last two quarters of the period–despite a brief spasm of worries around the U.S. and Swiss banking sectors–on hopes that inflation would fall to more acceptable levels and thus allow central banks to end their rate-hiking cycles. However, SEI believes that this optimism may be overdone.

The Fund’s largest allocations over the reporting period included SIMT Multi-Asset Accumulation Fund, SIMT Large Cap Fund, SIT International Equity Fund, and SIMT Core Fixed Income Fund. SIT International Equity Fund was the top contributor to overall Fund performance. International developed equity markets outperformed the U.S. equity market over the reporting period.

Given the challenging backdrop for risk assets, the only other positive contributor to performance among the Fund’s allocations was SEI Enhanced U.S. Large Cap Quality Factor ETF. The largest detractors from performance included SIMT Multi-Asset Accumulation Fund, SIMT Large Cap Fund, and SIMT Core Fixed Income Fund. Core Fixed Income Fund struggled over the period as interest-rate volatility increased dramatically and rates moved higher. The 10-year U.S. Treasury note yield increased from 2.32% to 3.48% from during the reporting period, peaking at 4.22% in early November 2022. The spikes in yields caused fixed-income asset prices to decline. Additionally, credit spreads widened, hampering the performance of the lower-quality credit holdings in SIMT Multi-Asset Income Fund and SIMT High Yield Bond Fund. The Fund’s U.S. equity holdings recorded negative returns, with the S&P 500 Index down 7.7% for the reporting period. Multi-Asset Accumulation’s exposures to both fixed income and equities detracted from performance.

The Fund outperformed the benchmark S&P 500 Index over the reporting period due to its allocations to SIT International Equity Fund and SEI Enhanced U.S. Large Cap Quality Factor ETF. The Fund is designed to have exposure to a range of asset classes, not all of which are represented in the benchmark index.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Market Growth Strategy Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Fund, Class F	-6.78%	8.40%	3.52%	4.43%	4.98%
Market Growth Strategy Fund, Class D	-7.49%	7.59%	2.75%	3.65%	4.12%
Market Growth Strategy Fund, Class I	-7.00%	8.12%	3.26%	4.18%	4.71%
S&P 500 Index*	-7.73%	18.60%	11.19%	12.24%	9.48%
Bloomberg U.S. Aggregate Bond Index**	-4.78%	-2.77%	0.91%	1.36%	3.16%
MSCI EAFE Index***	-1.38%	12.99%	3.52%	5.00%	5.85%

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Fund, Class F, Class D and Class I, the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index, and the MSCI EAFE Index.

[1]

For the year ended March 31, 2023. Past performance is no indication of future performance. Class F (formerly Class A) and Class I shares were offered beginning November 17, 2003. The Fund’s Class D Shares commenced operations on March 25, 2011. For periods prior to March 25, 2011, the performance of the Fund’s Class F Shares, adjusted for the higher total annual fund operating expenses of the Class D Shares has been used. Returns for Class D Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class D Shares have higher total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Market Growth Strategy Allocation Fund

I. Objective

The Market Growth Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (SIT), and SEI Daily Income Trust (SDIT).

III. Return vs. Benchmark

For the 12-month period ending March 31, 2023, the Fund’s Class F shares returned -5.06%. The Fund’s primary benchmark–the S&P 500 Index (Gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market–returned -7.73%.

IV. Fund Attribution

Asset-class performance was challenged over the 12-month reporting period ending March 31, 2023. As it became clear in 2022 that inflation was going to run hotter and longer in many advanced economies than had been expected, many central banks responded by hiking interest rates at a historically abrupt pace. This development was a serious shock to financial markets, and both stock and bond market returns were negative during the Fund’s full fiscal year. While commodities provided a cushion during 2022, due in part to Russia’s invasion of Ukraine, they, too, fell into negative territory by the end of the reporting period. As a result, even the most diversified portfolios experienced a challenging 12-month period.

Despite the bumpy ride, there were some positive developments in the second half of the reporting period. Economic activity, while slowing, still surprised to the upside in many countries, and labor markets remained robust overall. China emerged from its “zero-COVID” lockdowns and global COVID transmission has fallen dramatically thanks to herd immunity, dynamics that in our view should be supportive of global economic growth.

The U.S. dollar, which was pushed to a multi-decade high in 2022 by risk-averse investors, weakened notably over the last five months of the reporting period. And finally, both stocks and bonds managed to rally over the last two quarters of the period–despite a brief spasm of worries around the U.S. and Swiss banking sectors–on hopes that inflation would fall to more acceptable levels and thus allow central banks to end their rate-hiking cycles. However, SEI believes that this optimism may be overdone.

The Fund’s largest allocations over the reporting period included SIMT Tax-Managed Large Cap Fund and the SIT International Equity Fund. These two funds comprised roughly two-thirds of the portfolio’s assets. SIT International Equity Fund was the top contributor to overall Fund performance, as international developed equity markets outperformed the U.S. equity market over the period.

The Fund’s U.S. equity holdings recorded negative returns, with the S&P 500 Index down 7.7% for the reporting period. Tax-Managed Large Cap Fund was the largest detractor from performance, followed by SIMT Tax-Managed Small/Mid Cap. SIMT Real Estate Fund had the largest negative total return over the period as equity markets in general struggled and the interest rate sensitivity of real estate equity lagged broader equity markets. Fixed-income securities in general struggled over the period as interest-rate volatility increased dramatically and rates moved higher. The 10-year U.S. Treasury note yield increased from 2.32% to 3.48% during the reporting period, peaking at 4.22% in early November 2022. The spikes in yields caused fixed-income asset prices to decline over the reporting period. Additionally, credit spreads widened, hampering the performance of lower-quality credit such as U.S. high yield.

The Fund is designed to have exposure to a range of asset classes, not all of which are represented in the primary benchmark of the Fund. The Fund’s overall performance was in line with our expectations for the Fund’s asset allocation, and it outperformed its benchmark over the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Asset Allocation Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

Market Growth Strategy Allocation Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Allocation Fund, Class F	-5.06%	15.96%	6.44%	7.99%	6.97%
S&P 500 Index*	-7.73%	18.60%	11.19%	12.24%	9.48%
Bloomberg U.S. Aggregate Bond Index**	-4.78%	-2.77%	0.91%	1.36%	3.16%
MSCI EAFE Index***	-1.38%	12.99%	3.52%	5.00%	5.85%

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Allocation Fund, Class F, versus the S&P 500 Index, the Bloomberg U.S. Aggregate Bond Index and the MSCI EAFE Index.

[1]

For the year ended March 31, 2023. Past performance is no indication of future performance. Class F (formerly Class A) shares were offered beginning November 17, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**

The Bloomberg U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2023

Defensive Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Fixed Income Funds — 55.6%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	358,624	$3,554
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	177,162	1,773
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	73,353	712
SEI Institutional Managed Trust Real Return Fund, Cl Y	61,859	594

Total Fixed Income Funds
(Cost $6,889) ($ Thousands)		6,633
Multi-Asset Funds — 29.9%
SEI Institutional Managed Trust Multi-Asset Cap Stability Fund, Cl Y	240,049	2,377
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	62,255	596
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	75,606	594

Total Multi-Asset Funds
(Cost $3,623) ($ Thousands)		3,567
Equity Funds — 9.6%
SEI Enhanced Low Volatility US Large Cap ETF	12,034	303
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	61,179	598
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	15,699	241

Total Equity Funds
(Cost $1,105) ($ Thousands)		1,142
Money Market Fund — 4.9%
SEI Daily Income Trust Government Fund, Institutional Class, 4.570%**	590,588	591

Total Money Market Fund
(Cost $591) ($ Thousands)		591

Total Investments in Securities — 100.0%
(Cost $12,208) ($ Thousands)		$11,933

Percentages are based on Net Assets of $11,932 ($ Thousands).
**	The rate reported is the 7-day effective yield as of March 31, 2023.

As of March 31, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

Cl — Class

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2023

Defensive Strategy Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended March 31, 2023 ($ Thousands):

Security Description	Value 3/31/22	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/23	Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$4,356	$479	$(1,198)	$(73)	$(10)	$3,554	$68	$—
SEI Institutional Managed Trust Conservative Income, Cl Y	2,175	271	(675)	1	1	1,773	53	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	874	190	(275)	(47)	(30)	712	24	—
SEI Institutional Managed Trust Real Return Fund, Cl Y	724	126	(188)	(12)	(56)	594	47	3
SEI Institutional Managed Trust Multi-Asset Capital Stability, Cl Y	2,896	318	(780)	(16)	(41)	2,377	50	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	727	151	(201)	(14)	(67)	596	43	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	728	158	(212)	12	(92)	594	70	—
SEI Enhanced Low Volatility US Large Cap ETF	—	298	—	—	5	303	4	—
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	729	198	(241)	(3)	(85)	598	35	28
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	583	129	(418)	23	(76)	241	7	21
SEI Daily Income Trust Government Fund, Institutional Class	725	89	(223)	—	—	591	15	—
Totals	$14,517	$2,407	$(4,411)	$(129)	$(451)	$11,933	$416	$52

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2023

Defensive Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Money Market Fund — 80.6%
SEI Daily Income Trust Government Fund, Institutional Class, 4.570%**‡	2,706,781	$2,707

Total Money Market Fund
(Cost $2,707) ($ Thousands)		2,707

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
Fixed Income Fund — 19.4%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	119,574	$651

Total Fixed Income Fund
(Cost $719) ($ Thousands)		651
Total Investments in Securities — 100.0%
(Cost $3,426) ($ Thousands)		$3,358

Percentages are based on Net Assets of $3,358 ($ Thousands).
**	The rate reported is the 7-day effective yield as of March 31, 2023.
‡

Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

Cl — Class

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2023 ($ Thousands):

Security Description	Value 3/31/22	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/23	Income	Capital Gains
SEI Daily Income Trust Government Fund, Institutional Class	$3,502	$298	$(1,093)	$—	$—	$2,707	$72	$—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	842	260	(296)	(49)	(106)	651	59	50
Totals	$4,344	$558	$(1,389)	$(49)	$(106)	$3,358	$131	$50

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2023

Conservative Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Fixed Income Funds — 50.6%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	698,237	$6,919
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	201,838	1,849
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	166,656	1,385
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	461,004	4,615
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	573,188	5,566
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	252,885	1,378
SEI Institutional Managed Trust Real Return Fund, Cl Y	192,202	1,845

Total Fixed Income Funds
(Cost $24,945) ($ Thousands)		23,557
Multi-Asset Funds — 30.7%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	197,134	1,390
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	790,818	7,829
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	289,851	2,777
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	293,150	2,304

Total Multi-Asset Funds
(Cost $14,937) ($ Thousands)		14,300
Equity Funds — 18.7%
SEI Enhanced Low Volatility US Large Cap ETF	79,059	1,993
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	522,036	5,100
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	106,098	1,629

Total Equity Funds
(Cost $8,567) ($ Thousands)		8,722

Total Investments in Securities — 100.0%
(Cost $48,449) ($ Thousands)		$46,579

Percentages are based on Net Assets of $46,572 ($ Thousands).

As of March 31, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

Cl — Class

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Asset Allocation Trust

The following is a summary of the transactions with affiliates for the year ended March 31, 2023 ($ Thousands):

Security Description	Value 3/31/22	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/23	Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$8,772	$534	$(2,233)	$(137)	$(17)	$6,919	$130	$—
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	2,359	151	(647)	(14)	—	1,849	42	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	1,774	320	(610)	(143)	44	1,385	27	—
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	5,913	415	(1,713)	1	(1)	4,615	136	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	6,966	957	(1,787)	(333)	(237)	5,566	185	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,779	383	(382)	(170)	(232)	1,378	118	93
SEI Institutional Managed Trust Real Return Fund, Cl Y	2,325	302	(581)	(22)	(179)	1,845	143	8
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,755	474	(483)	(136)	(220)	1,390	135	—
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	10,070	562	(2,613)	(35)	(155)	7,829	161	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	3,506	587	(954)	(52)	(310)	2,777	195	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	2,925	578	(900)	(101)	(198)	2,304	262	—
SEI Enhanced Low Volatility US Large Cap ETF	—	1,960	—	—	33	1,993	25	—
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	6,602	1,472	(2,220)	(166)	(588)	5,100	288	239
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	4,200	598	(2,982)	236	(423)	1,629	45	141
Totals	$58,946	$9,293	$(18,105)	$(1,072)	$(2,483)	$46,579	$1,892	$481

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2023

Conservative Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 47.3%
SEI Institutional Managed Trust Real Estate Fund, Cl Y	220,866	$3,052
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	394,525	6,056

Total Equity Funds
(Cost $6,801) ($ Thousands)		9,108

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
Fixed Income Fund — 33.0%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,165,200	$6,350

Total Fixed Income Fund
(Cost $7,208) ($ Thousands)		6,350
Money Market Fund — 19.7%
SEI Daily Income Trust Government Fund, Institutional Class, 4.570%**	3,783,832	3,784

Total Money Market Fund
(Cost $3,784) ($ Thousands)		3,784
Total Investments in Securities — 100.0%
(Cost $17,793) ($ Thousands)		$19,242

Percentages are based on Net Assets of $19,239 ($ Thousands).

** The rate reported is the 7-day effective yield as of March 31, 2023.

Cl — Class

As of March 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2023 ($ Thousands):

Security Description	Value 3/31/22	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/23	Income	Capital Gains
SEI Institutional Managed Trust Real Estate Fund, Cl Y	$4,291	$1,236	$(1,444)	$(3)	$(1,028)	$3,052	$60	$123
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	8,457	1,251	(2,639)	280	(1,293)	6,056	143	590
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	9,042	1,334	(2,422)	(479)	(1,125)	6,350	591	481
SEI Daily Income Trust Government Fund Institutional Class	5,409	655	(2,280)	—	—	3,784	104	—
Totals	$27,199	$4,476	$(8,785)	$(202)	$(3,446)	$19,242	$898	$1,194

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2023

Moderate Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Fixed Income Funds — 35.2%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	752,059	$7,453
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	306,738	2,810
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	341,055	2,834
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	1,536,434	14,919
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	522,390	2,847
SEI Institutional Managed Trust Real Return Fund, Cl Y	292,417	2,807

Total Fixed Income Funds
(Cost $37,472) ($ Thousands)		33,670
Multi-Asset Funds — 34.3%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,999,281	14,095
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	946,575	9,371
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	493,140	4,724
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	598,845	4,707

Total Multi-Asset Funds
(Cost $37,725) ($ Thousands)		32,897
Equity Funds — 30.5%
SEI Enhanced Low Volatility U.S. Large Cap ETF	235,639	5,940
SEI Enhanced U.S. Large Cap Momentum Factor ETF	37,251	950
SEI Enhanced U.S. Large Cap Quality Factor ETF	18,753	510
SEI Enhanced U.S. Large Cap Value Factor ETF	37,446	905
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	1,454,454	14,210
SEI Institutional Managed Trust Large Cap Fund, Cl Y	143,168	1,905

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	309,866	$4,756

Total Equity Funds
(Cost $28,814) ($ Thousands)		29,176

Total Investments in Securities — 100.0%
(Cost $104,011) ($ Thousands)		$95,743

Percentages are based on Net Assets of $95,726 ($ Thousands).

Cl — Class

As of March 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2023

Moderate Strategy Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended March 31, 2023 ($ Thousands):

Security Description	Value 3/31/22	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 3/31/23	Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$9,792	$277	$(2,442)	$(153)	$(21)	$7,453	$143	$—
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	3,669	130	(966)	(22)	(1)	2,810	65	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	3,713	247	(899)	(234)	7	2,834	54	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	19,791	745	(3,978)	(743)	(896)	14,919	507	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	3,714	472	(691)	(114)	(534)	2,847	245	189
SEI Institutional Managed Trust Real Return Fund, Cl Y	3,645	291	(823)	(19)	(287)	2,807	224	12
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	18,373	2,454	(2,970)	(835)	(2,927)	14,095	1,373	—
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	12,220	242	(2,852)	(29)	(210)	9,371	191	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	6,166	368	(1,159)	(108)	(543)	4,724	334	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	6,077	692	(1,453)	(119)	(490)	4,707	527	—
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	18,341	1,706	(3,771)	(211)	(1,855)	14,210	795	659
SEI Institutional Managed Trust Large Cap Fund, Cl Y	4,852	795	(3,112)	48	(678)	1,905	24	169
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	12,172	928	(7,290)	203	(1,257)	4,756	134	408
SEI Enhanced U.S. Large Cap Quality Factor ETF	—	467	—	—	43	510	4	—
SEI Enhanced U.S. Large Cap Momentum Factor ETF	—	935	—	—	15	950	9	—
SEI Enhanced U.S. Large Cap Value Factor ETF	—	935	—	—	(30)	905	14	—
SEI Enhanced Low Volatility US Large Cap ETF	—	5,841	—	—	99	5,940	74	—
Totals	$122,525	$17,525	$(32,406)	$(2,336)	$(9,565)	$95,743	$4,717	$1,437

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2023

Moderate Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 68.2%
SEI Institutional International Trust International Equity Fund, Cl Y	274,835	$3,009
SEI Institutional Managed Trust Real Estate Fund, Cl Y	221,536	3,062
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	185,246	5,781
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,648,972	25,312

Total Equity Funds
(Cost $24,237) ($ Thousands)		37,164

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
Fixed Income Fund — 17.7%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,767,617	$9,634

Total Fixed Income Fund
(Cost $11,395) ($ Thousands)		9,634
Money Market Fund — 14.1%
SEI Daily Income Trust Government Fund, Institutional Class, 4.570%**	7,653,924	7,654

Total Money Market Fund
(Cost $7,654) ($ Thousands)		7,654

Total Investments in Securities — 100.0%
(Cost $43,286) ($ Thousands)		$54,452

Percentages are based on Net Assets of $54,442 ($ Thousands).

** The rate reported is the 7-day effective yield as of March 31, 2023.

Cl — Class

As of March 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2023 ($ Thousands):

Security Description	Value 3/31/22	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 3/31/23	Income	Capital Gains
SEI Institutional International Trust International Equity Fund, Cl Y	$3,618	$339	$(857)	$(52)	$(39)	$3,009	$62	$—
SEI Institutional Managed Trust Real Estate Fund, Cl Y	3,699	1,151	(1,135)	258	(911)	3,062	53	109
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	7,049	983	(2,114)	904	(1,041)	5,781	81	311
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	30,985	3,586	(5,562)	111	(3,808)	25,312	525	2,195
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	12,086	2,169	(1,746)	(1,268)	(1,607)	9,634	812	659
SEI Daily Income Trust Government Fund, Institutional Class	9,680	1,256	(3,282)	—	—	7,654	193	—
Totals	$67,117	$9,484	$(14,696)	$(47)	$(7,406)	$54,452	$1,726	$3,274

Amount designated as “— “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2023

Aggressive Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 63.8%
SEI Enhanced US Large Cap Momentum Factor ETF	207,766	$5,298
SEI Enhanced US Large Cap Quality Factor ETF	115,134	3,129
SEI Enhanced US Large Cap Value Factor ETF	229,897	5,555
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	777,847	8,097
SEI Institutional International Trust International Equity Fund, Cl Y	2,236,949	24,495
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	654,794	9,383
SEI Institutional Managed Trust Large Cap Fund, Cl Y	920,803	12,256
SEI Institutional Managed Trust Small Cap Fund, Cl Y	555,529	6,650

Total Equity Funds
(Cost $64,001) ($ Thousands)		74,863
Multi-Asset Fund — 19.5%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	3,251,448	22,923

Total Multi-Asset Fund
(Cost $29,830) ($ Thousands)		22,923
Fixed Income Funds — 16.7%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	828,552	6,885
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	589,260	5,722
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,270,011	6,921

Total Fixed Income Funds
(Cost $22,356) ($ Thousands)		19,528

Total Investments in Securities — 100.0%
(Cost $116,187) ($ Thousands)		$117,314

Percentages are based on Net Assets of $117,284 ($ Thousands).

Cl — Class

As of March 31, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

SEI Asset Allocation Trust

The following is a summary of the transactions with affiliates for the year ended March 31, 2023 ($ Thousands):

Security Description	Value 3/31/22	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 3/31/23	Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$10,278	$848	$(1,773)	$(195)	$(1,061)	$8,097	$186	$—
SEI Institutional International Trust International Equity Fund, Cl Y	31,053	914	(6,196)	(18)	(1,258)	24,495	491	—
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	11,804	1,637	(1,757)	466	(2,767)	9,383	285	869
SEI Institutional Managed Trust Large Cap Fund, Cl Y	31,060	1,638	(16,387)	1,632	(5,687)	12,256	148	1,042
SEI Institutional Managed Trust Small Cap Fund, Cl Y	8,767	447	(1,776)	(78)	(710)	6,650	39	37
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	29,411	2,497	(2,901)	(766)	(5,318)	22,923	2,132	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	8,978	302	(1,806)	(475)	(114)	6,885	128	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	7,333	734	(1,747)	(193)	(405)	5,722	183	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	8,913	1,370	(1,819)	(341)	(1,202)	6,921	565	432
SEI Enhanced US Large Cap Quality Factor ETF	—	2,870	—	—	259	3,129	24	—
SEI Enhanced US Large Cap Momentum Factor ETF	—	5,740	(522)	(2)	82	5,298	54	—
SEI Enhanced US Large Cap Value Factor ETF	—	5,739	—	—	(184)	5,555	89	—
Totals	$147,597	$24,736	$(36,684)	$30	$(18,365)	$117,314	$4,324	$2,380

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2023

Tax-Managed Aggressive Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 88.3%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	137,457	$1,431
SEI Institutional International Trust International Equity Fund, Cl Y	1,057,093	11,575
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y *	1,278,301	39,896
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	431,698	9,808

Total Equity Funds
(Cost $31,067) ($ Thousands)		62,710

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
Fixed Income Funds — 11.7%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	336,852	$2,799
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,015,957	5,537

Total Fixed Income Funds
(Cost $9,866) ($ Thousands)		8,336

Total Investments in Securities — 100.0%
(Cost $40,933) ($ Thousands)		$71,046

Percentages are based on Net Assets of $71,034 ($ Thousands).

Cl — Class

* Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2023 ($ Thousands):

Security Description	Value 3/31/22	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 3/31/23	Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$1,660	$249	$(283)	$(91)	$(104)	$1,431	$31	$—
SEI Institutional International Trust International Equity Fund, Cl Y	13,615	1,158	(2,800)	(425)	27	11,575	222	—
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	49,494	3,278	(7,678)	2,108	(7,306)	39,896	540	2,045
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	12,254	450	(1,646)	(42)	(1,208)	9,808	66	40
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	3,270	449	(713)	(181)	(26)	2,799	50	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	6,940	1,441	(1,619)	(372)	(853)	5,537	455	363
Totals	$87,233	$7,025	$(14,739)	$997	$(9,470)	$71,046	$1,364	$2,448

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2023

Core Market Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Fixed Income Funds — 34.5%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	261,916	$2,177
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	1,126,471	10,938
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	393,854	2,147

Total Fixed Income Funds
(Cost $17,260) ($ Thousands)		15,262
Equity Funds — 33.1%
SEI Enhanced US Large Cap Momentum Factor ETF	46,860	1,195
SEI Enhanced US Large Cap Quality Factor ETF	26,573	722
SEI Enhanced US Large Cap Value Factor ETF	53,060	1,282
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	123,314	1,284
SEI Institutional International Trust International Equity Fund, Cl Y	398,282	4,361
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	153,483	2,199
SEI Institutional Managed Trust Large Cap Fund, Cl Y	179,523	2,389
SEI Institutional Managed Trust Small Cap Fund, Cl Y	105,253	1,260

Total Equity Funds
(Cost $11,760) ($ Thousands)		14,692
Multi-Asset Funds — 32.4%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,239,254	8,737
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	227,638	2,181
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	438,957	3,450

Total Multi-Asset Funds
(Cost $17,320) ($ Thousands)		14,368

Total Investments in Securities — 100.0%
(Cost $46,340) ($ Thousands)		$44,322

Percentages are based on Net Assets of $44,314 ($ Thousands).

Cl — Class

As of March 31, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2023

Core Market Strategy Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended March 31, 2023 ($ Thousands):

Security Description	Value 3/31/22	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 3/31/23	Income	Capital Gains
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	$3,304	$102	$(995)	$(249)	$15	$2,177	$41	$—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	16,526	797	(4,985)	(728)	(672)	10,938	380	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	3,315	399	(886)	(291)	(390)	2,147	195	143
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	13,154	926	(2,753)	(738)	(1,852)	8,737	833	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	3,295	206	(975)	(86)	(259)	2,181	157	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	5,221	501	(1,824)	73	(521)	3,450	386	—
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	1,951	221	(655)	7	(240)	1,284	31	—
SEI Institutional International Trust International Equity Fund, Cl Y	6,484	420	(2,212)	169	(500)	4,361	89	—
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	3,219	516	(932)	207	(811)	2,199	67	210
SEI Institutional Managed Trust Large Cap Fund, Cl Y	7,078	629	(4,543)	825	(1,600)	2,389	33	210
SEI Institutional Managed Trust Small Cap Fund, Cl Y	1,923	217	(715)	28	(193)	1,260	8	7
SEI Enhanced US Large Cap Quality Factor ETF	—	662	—	—	60	722	6	—
SEI Enhanced US Large Cap Momentum Factor ETF	—	1,325	(148)	(1)	19	1,195	12	—
SEI Enhanced US Large Cap Value Factor ETF	—	1,325	—	—	(43)	1,282	21	—
Totals	$65,470	$8,246	$(21,623)	$(784)	$(6,987)	$44,322	$2,259	$570

Amounts designated as “— “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2023

Core Market Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 88.1%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	40,055	$417
SEI Institutional International Trust International Equity Fund, Cl Y	312,555	3,423
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y ‡	383,372	11,965
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	128,882	2,928

Total Equity Funds
(Cost $8,590) ($ Thousands)		18,733
Fixed Income Funds — 11.9%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	101,927	847

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	307,332	$1,675

Total Fixed Income Funds
(Cost $3,031) ($ Thousands)		2,522

Total Investments in Securities — 100.0%
(Cost $11,621) ($ Thousands)		$21,255

Percentages are based on Net Assets of $21,251 ($ Thousands).
‡

Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

Cl — Class

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2023 ($ Thousands):

Security Description	Value 3/31/22	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/23	Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$485	$53	$(63)	$(18)	$(40)	$417	$10	$—
SEI Institutional International Trust International Equity Fund, Class Y	3,989	125	(588)	(89)	(14)	3,423	68	—
SEI Institutional Managed Trust Tax Managed Large Cap Fund, Class Y	14,431	802	(1,762)	492	(1,998)	11,965	161	623
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	3,563	149	(429)	(9)	(346)	2,928	20	12
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	979	60	(133)	(29)	(30)	847	15	—
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	1,979	271	(219)	(44)	(312)	1,675	134	108
Totals	$25,426	$1,460	$(3,194)	$303	$(2,740)	$21,255	$408	$743

Amounts designated as “— “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2023

Market Growth Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 44.9%
SEI Enhanced US Large Cap Momentum Factor ETF	192,316	$4,904
SEI Enhanced US Large Cap Quality Factor ETF	96,818	2,631
SEI Enhanced US Large Cap Value Factor ETF	193,324	4,671
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	490,699	5,108
SEI Institutional International Trust International Equity Fund, Cl Y	1,761,159	19,285
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	540,975	7,752
SEI Institutional Managed Trust Large Cap Fund, Cl Y	767,229	10,212
SEI Institutional Managed Trust Small Cap Fund, Cl Y	311,210	3,725

Total Equity Funds
(Cost $49,373) ($ Thousands)		58,288
Multi-Asset Funds — 31.5%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	3,638,266	25,650
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	536,681	5,142
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	1,289,853	10,138

Total Multi-Asset Funds
(Cost $50,649) ($ Thousands)		40,930
Fixed Income Funds — 23.6%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	770,898	6,406
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	1,841,418	17,880
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,164,569	6,347

Total Fixed Income Funds
(Cost $35,074) ($ Thousands)		30,633

Total Investments in Securities — 100.0%
(Cost $135,096) ($ Thousands)		$129,851

Percentages are based on Net Assets of $129,820 ($ Thousands).

As of March 31, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

Cl — Class

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Asset Allocation Trust

The following is a summary of the transactions with affiliates for the year ended March 31, 2023 ($ Thousands):

Security Description	Value 3/31/22	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/23	Income	Capital Gains
SEI Enhanced US Large Cap Momentum Factor ETF	$—	$4,827	$—	$—	$77	$4,904	$47	$—
SEI Enhanced US Large Cap Quality Factor ETF	—	2,413	—	—	218	2,631	20	—
SEI Enhanced US Large Cap Value Factor ETF	—	4,826	—	—	(155)	4,671	75	—
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	6,641	533	(1,330)	(68)	(668)	5,108	121	—
SEI Institutional International Trust International Equity Fund, Cl Y	25,074	780	(5,750)	22	(841)	19,285	398	—
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	10,007	1,408	(1,807)	248	(2,104)	7,752	243	757
SEI Institutional Managed Trust Large Cap Fund, Cl Y	26,731	2,583	(15,759)	1,284	(4,627)	10,212	126	917
SEI Institutional Managed Trust Small Cap Fund, Cl Y	4,950	538	(1,351)	8	(420)	3,725	21	21
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	33,150	2,663	(3,417)	(765)	(5,981)	25,650	2,468	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	6,624	469	(1,261)	(97)	(593)	5,142	350	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	13,247	1,577	(3,385)	(362)	(939)	10,138	1,120	—
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	8,379	310	(1,774)	(469)	(40)	6,406	121	—
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	23,101	1,359	(4,688)	(715)	(1,177)	17,880	579	—
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	8,318	1,123	(1,668)	(318)	(1,108)	6,347	529	414
Totals	$166,222	$25,409	$(42,190)	$(1,232)	$(18,358)	$129,851	$6,218	$2,109

Amounts designated as “ – “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

SCHEDULE OF INVESTMENTS

March 31, 2023

Market Growth Strategy Allocation Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.0%
Equity Funds — 88.1%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	222,637	$2,318
SEI Institutional International Trust International Equity Fund, Cl Y	1,713,639	18,764
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y ‡	2,112,350	65,926
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Cl Y	699,692	15,897

Total Equity Funds
(Cost $49,354) ($ Thousands)		102,905
Fixed Income Funds — 11.9%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	555,437	4,616

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,695,272	$9,239

Total Fixed Income Funds
(Cost $16,615) ($ Thousands)		13,855

Total Investments in Securities — 100.0%
(Cost $65,969) ($ Thousands)		$116,760

Percentages are based on Net Assets of $116,739 ($ Thousands).
‡

Represents greater than 50% of the Fund’s total investments. For further financial information, available upon request at no charge, please go to the Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

Cl — Class

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended March 31, 2023 ($ Thousands):

Security Description	Value 3/31/22	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 3/31/23	Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$2,526	$273	$(189)	$(62)	$(230)	$2,318	$53	$—
SEI Institutional International Trust International Equity Fund, Class Y	21,120	600	(2,439)	(397)	(120)	18,764	376	—
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	76,156	4,840	(6,880)	944	(9,134)	65,926	872	3,502
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	19,003	668	(1,855)	(120)	(1,799)	15,897	108	67
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	5,064	175	(328)	(78)	(217)	4,616	86	—
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	10,570	1,734	(1,112)	(270)	(1,683)	9,239	733	606
Totals	$134,439	$8,290	$(12,803)	$17	$(13,183)	$116,760	$2,228	$4,175

Amounts designated as “— “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

March 31, 2023

	Defensive Strategy Fund		Defensive Strategy Allocation Fund		Conservative Strategy Fund		Conservative Strategy Allocation Fund
Assets:
Investments in affiliated funds, at market value †	$11,933		$3,358		$46,579		$19,242
Income distribution receivable from affiliated funds	23		15		84		66
Receivable for investment securities sold	17		6		245		31
Receivable for fund shares sold	—		—		—		—
Receivable from adviser	—		—		—		—
Prepaid expenses	3		1		10		4
Total Assets	11,976		3,380		46,918		19,343
Liabilities:
Payable for investment securities purchased	23		15		84		66
Payable for fund shares redeemed	15		6		237		27
Shareholder servicing fees payable	1		1		6		4
Distribution fees payable	—		—		—		—
Administrative servicing fees payable	—		—		—		—
Trustees' fees payable	—		—		—		—
Accrued expenses	5		—		19		7
Total Liabilities	44		22		346		104
Net Assets	$11,932		$3,358		$46,572		$19,239
† Cost of investments in affiliated funds	$12,208		$3,426		$48,449		$17,793
Net Assets:
Paid in Capital (unlimited authorization - no par value)	$12,382		$5,128		$50,517		$18,787
Total distributable earnings/(loss)	(450)		(1,770)		(3,945)		452
Net Assets	$11,932		$3,358		$46,572		$19,239
Net Asset Value, Offering and Redemption Price Per Share — Class F	$9.40		$11.29		$10.01		$11.90
	($11,851,243 ÷ 1,261,176 shares	)	($3,357,753 ÷ 297,393 shares	)	($46,263,838 ÷ 4,621,656 shares	)	($19,239,001 ÷ 1,616,851 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class D	N/A		N/A		$9.99		N/A
					($187,962 ÷ 18,808 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$9.22		N/A		$10.23		N/A
	($80,945 ÷ 8,776 shares	)			($119,747 ÷ 11,700 shares	)
(1) Net assets divided by shares does not calculate to the stated NAV because net assets and shares are shown rounded.
Amounts designated as "—" are $0 or have been rounded to $0.
N/A - Not applicable. Class D and/or Class I shares currently not offered.
The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

Moderate Strategy Fund		Moderate Strategy Allocation Fund		Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund		Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund

$95,743		$54,452		$117,314		$71,046		$44,322		$21,255		$129,851		$116,760
123		102		71		43		64		13		136		70
61		55		176		13		133		4		—		49
5		—		11		—		2		—		41		—
1		1		3		2		1		1		3		3
20		11		24		14		10		4		26		22
95,953		54,621		117,599		71,118		44,532		21,277		130,057		116,904

123		101		70		43		64		13		141		70
48		46		165		—		127		—		12		28
17		11		25		15		9		4		27		24
1		—		7		—		—		—		5		—
1		—		2		—		—		—		1		—
1		—		1		1		—		—		1		1
36		21		45		25		18		9		50		42
227		179		315		84		218		26		237		165
$95,726		$54,442		$117,284		$71,034		$44,314		$21,251		$129,820		$116,739
$104,011		$43,286		$116,187		$40,933		$46,340		$11,621		$135,096		$65,969

$107,845		$44,669		$123,453		$40,915		$50,874		$11,215		$142,741		$65,550
(12,119)		9,773		(6,169)		30,119		(6,560)		10,036		(12,921)		51,189
$95,726		$54,442		$117,284		$71,034		$44,314		$21,251		$129,820		$116,739
$11.02		$17.30		$12.52		$22.66		$9.71		$18.69		$11.29		$24.71
($93,454,825 ÷ 8,483,685 shares	)	($54,441,668 ÷ 3,147,753 shares	)	($109,345,192 ÷ 8,730,347 shares	)	($71,034,317 ÷ 3,134,350 shares	)	($44,313,787 ÷ 4,563,897 shares	)	($21,250,852 ÷ 1,136,853 shares	)	($124,295,909 ÷ 11,010,857 shares	)	($116,739,455 ÷ 4,724,098 shares	)
$11.00		N/A		$12.21		N/A		N/A		N/A		$11.19		N/A
($221,094 ÷ 20,097 shares	)			($1,286,372 ÷ 105,385 shares	)							($1,725,524 ÷ 154,259 shares	)
$11.39		N/A		$12.04		N/A		$11.29		N/A		$11.06		N/A
($2,050,531 ÷ 180,037 shares	)			($6,652,260 ÷ 552,383 shares	)			($253 ÷ 22 shares	)			($3,798,929 ÷ 343,508 shares	)

SEI Asset Allocation Trust

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended March 31, 2023

	Defensive Strategy Fund	Defensive Strategy Allocation Fund	Conservative Strategy Fund	Conservative Strategy Allocation Fund
Investment Income:
Income distributions from affiliated funds	$416	$131	$1,892	$898
Expenses
Administration fees	20	6	77	35
Investment advisory fees	13	4	51	23
Shareholder servicing fees — Class F	33	10	127	58
Shareholder servicing fees — Class D	—	—	1	—
Shareholder servicing fees — Class I	—	—	—	—
Trustees' fees	—	—	1	1
Distribution fees — Class D	—	—	2	—
Administrative servicing fees — Class I	—	—	—	—
Registration fees	7	2	26	12
Professional fees	3	1	12	6
Printing fees	3	1	11	5
Custodian/wire agent fees	1	—	5	2
Chief compliance officer fees	—	—	—	—
Other expenses	3	—	4	1
Total expenses	83	24	317	143
Less:
Administration fees waived	(20)	(6)	(77)	(35)
Investment advisory fees waived	(13)	(4)	(51)	(23)
Reimbursement from advisor	(2)	(1)	(7)	(3)
Waiver of shareholder servicing fees — Class F	(19)	—	(46)	—
Waiver of shareholder servicing fees — Class I	—	—	—	—
Net Expenses	29	13	136	82
Net Investment Income	387	118	1,756	816
Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net realized gain (loss) from sales of affiliated funds	(129)	(49)	(1,072)	(202)
Capital gain distributions received from affiliated funds	52	50	481	1,194
Net change in unrealized depreciation from affiliated funds	(451)	(106)	(2,483)	(3,446)
Net Realized and Unrealized loss from Affiliated Funds	(528)	(105)	(3,074)	(2,454)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(141)	$13	$(1,318)	$(1,638)
Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

Moderate Strategy Fund	Moderate Strategy Allocation Fund	Aggressive Strategy Fund	Tax-Managed Aggressive Strategy Fund	Core Market Strategy Fund	Core Market Strategy Allocation Fund	Market Growth Strategy Fund	Market Growth Strategy Allocation Fund

$4,717	$1,726	$4,324	$1,364	$2,259	$408	$6,218	$2,228

159	88	186	110	77	33	207	179
106	59	124	73	51	22	138	119
260	146	291	184	128	55	332	298
1	—	3	—	—	—	4	—
5	—	16	—	—	—	10	—
3	2	3	2	1	1	3	3
2	—	10	—	—	—	13	—
5	—	16	—	—	—	10	—
56	30	69	38	30	11	76	60
26	15	31	19	12	6	34	31
24	13	28	17	11	5	30	28
10	6	11	7	5	2	13	11
1	—	1	1	—	—	1	1
3	3	5	3	3	—	6	7
661	362	794	454	318	135	877	737

(159)	(88)	(186)	(110)	(77)	(33)	(207)	(179)
(106)	(58)	(124)	(73)	(51)	(22)	(138)	(119)
(14)	(9)	(22)	(11)	(8)	(3)	(22)	(19)
(42)	—	—	—	—	—	—	—
(1)	—	—	—	—	—	—	—
339	207	462	260	182	77	510	420
4,378	1,519	3,862	1,104	2,077	331	5,708	1,808

(2,336)	(47)	30	997	(784)	303	(1,232)	17
1,437	3,274	2,380	2,448	570	743	2,109	4,175
(9,565)	(7,406)	(18,365)	(9,470)	(6,987)	(2,740)	(18,358)	(13,183)
(10,464)	(4,179)	(15,955)	(6,025)	(7,201)	(1,694)	(17,481)	(8,991)
$(6,086)	$(2,660)	$(12,093)	$(4,921)	$(5,124)	$(1,363)	$(11,773)	$(7,183)

SEI Asset Allocation Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the year ended March 31,

	Defensive Strategy Fund		Defensive Strategy Allocation Fund
	2023	2022	2023	2022
Operations:
Net investment income	$387	$202	$118	$42
Net realized gain (loss) from sales of affiliated funds	(129)	87	(49)	11
Capital gain distributions received from affiliated funds	52	194	50	7
Net change in unrealized depreciation from affiliated funds	(451)	(387)	(106)	(35)
Net Increase (Decrease) in Net Assets Resulting from Operations	(141)	96	13	25
Distributions:
Class F	(474)	(519)	(137)	(50)
Class D	N/A	N/A	N/A	N/A
Class I	(3)	(23)	N/A	N/A
Total Distributions	(477)	(542)	(137)	(50)
Capital Share Transactions:(1)
Class F
Proceeds from shares issued	1,952	4,373	325	399
Reinvestment of dividends & distributions	470	514	127	46
Cost of shares redeemed	(4,394)	(7,357)	(1,313)	(2,313)
Decrease in Net Assets Derived from Class F Transactions	(1,972)	(2,470)	(861)	(1,868)
Class D
Proceeds from shares issued	N/A	N/A	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A	N/A	N/A
Cost of shares redeemed	N/A	N/A	N/A	N/A
Decrease in Net Assets Derived from Class D Transactions	N/A	N/A	N/A	N/A
Class I
Proceeds from shares issued	7	417	N/A	N/A
Reinvestment of dividends & distributions	2	23	N/A	N/A
Cost of shares redeemed	(2)	(709)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class I Transactions	7	(269)	N/A	N/A
Decrease in Net Assets Derived From Capital Share Transactions	(1,965)	(2,739)	(861)	(1,868)
Net Decrease in Net Assets	(2,583)	(3,185)	(985)	(1,893)
Net Assets:
Beginning of Year	14,515	17,700	4,343	6,236
End of Year	$11,932	$14,515	$3,358	$4,343

(1)	For Capital Share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as "—" are $0 or have been rounded to $0.

N/A — Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

Conservative Strategy Fund		Conservative Strategy Allocation Fund		Moderate Strategy Fund		Moderate Strategy Allocation Fund
2023	2022	2023	2022	2023	2022	2023	2022

$1,756	$1,132	$816	$686	$4,378	$3,372	$1,519	$1,354
(1,072)	137	(202)	500	(2,336)	738	(47)	784
481	1,391	1,194	1,026	1,437	5,154	3,274	3,731
(2,483)	(1,524)	(3,446)	268	(9,565)	(4,295)	(7,406)	179
(1,318)	1,136	(1,638)	2,480	(6,086)	4,969	(2,660)	6,048

(2,412)	(2,304)	(1,275)	(1,152)	(8,647)	(6,328)	(5,341)	(5,818)
(8)	(15)	N/A	N/A	(18)	(18)	N/A	N/A
(6)	(11)	N/A	N/A	(162)	(124)	N/A	N/A
(2,426)	(2,330)	(1,275)	(1,152)	(8,827)	(6,470)	(5,341)	(5,818)

5,826	7,013	1,231	1,572	5,536	9,828	1,537	7,105
2,293	2,191	1,137	1,016	8,335	6,103	4,815	5,437
(16,672)	(14,075)	(7,407)	(5,881)	(26,117)	(36,072)	(11,006)	(14,177)
(8,553)	(4,871)	(5,039)	(3,293)	(12,246)	(20,141)	(4,654)	(1,635)

3	177	N/A	N/A	35	205	N/A	N/A
2	9	N/A	N/A	3	9	N/A	N/A
(70)	(4,496)	N/A	N/A	(51)	(3,937)	N/A	N/A
(65)	(4,310)	N/A	N/A	(13)	(3,723)	N/A	N/A

5	56	N/A	N/A	309	615	N/A	N/A
5	11	N/A	N/A	161	125	N/A	N/A
(7)	(280)	N/A	N/A	(64)	(1,202)	N/A	N/A
3	(213)	N/A	N/A	406	(462)	N/A	N/A
(8,615)	(9,394)	(5,039)	(3,293)	(11,853)	(24,326)	(4,654)	(1,635)
(12,359)	(10,588)	(7,952)	(1,965)	(26,766)	(25,827)	(12,655)	(1,405)

58,931	69,519	27,191	29,156	122,492	148,319	67,097	68,502
$46,572	$58,931	$19,239	$27,191	$95,726	$122,492	$54,442	$67,097

SEI Asset Allocation Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands) (Concluded)

For the year ended March 31,

	Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	2023	2022	2023	2022
Operations:
Net investment income	$3,862	$4,296	$1,104	$1,125
Net realized gain (loss) from sales of affiliated funds	30	5,475	997	1,092
Capital gain distributions received from affiliated funds	2,380	13,878	2,448	5,065
Net change in unrealized depreciation from affiliated funds	(18,365)	(18,365)	(9,470)	(2,047)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,093)	5,284	(4,921)	5,235
Distributions:
Class F	(17,602)	(12,725)	(7,278)	(3,342)
Class D	(201)	(127)	N/A	N/A
Class I	(1,026)	(868)	N/A	N/A
Total Distributions	(18,829)	(13,720)	(7,278)	(3,342)
Capital Share Transactions:(1)
Class F
Proceeds from shares issued	4,971	29,329	3,757	2,316
Reinvestment of dividends & distributions	17,031	12,311	6,513	3,079
Cost of shares redeemed	(22,728)	(48,325)	(14,245)	(7,033)
Increase (Decrease) in Net Assets Derived from Class F Transactions	(726)	(6,685)	(3,975)	(1,638)
Class D
Proceeds from shares issued	207	688	N/A	N/A
Reinvestment of dividends & distributions	176	112	N/A	N/A
Cost of shares redeemed	(243)	(19,359)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class D Transactions	140	(18,559)	N/A	N/A
Class I
Proceeds from shares issued	1,066	962	N/A	N/A
Reinvestment of dividends & distributions	1,025	866	N/A	N/A
Cost of shares redeemed	(845)	(4,038)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class I Transactions	1,246	(2,210)	N/A	N/A
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	660	(27,454)	(3,975)	(1,638)
Net Increase (Decrease) in Net Assets	(30,262)	(35,890)	(16,174)	255
Net Assets:
Beginning of Year	147,546	183,436	87,208	86,953
End of Year	$117,284	$147,546	$71,034	$87,208

(1)	For Capital Share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as "—" are $0 or have been rounded to $0.
N/A — Not applicable. Class D and Class I shares currently not offered.
The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
2023	2022	2023	2022	2023	2022	2023	2022

$2,077	$2,320	$331	$329	$5,708	$5,691	$1,808	$1,769
(784)	1,627	303	675	(1,232)	3,899	17	2,643
570	3,473	743	1,475	2,109	11,303	4,175	7,981
(6,987)	(5,484)	(2,740)	(911)	(18,358)	(14,694)	(13,183)	(4,082)
(5,124)	1,936	(1,363)	1,568	(11,773)	6,199	(7,183)	8,311

(4,609)	(6,777)	(2,082)	(2,172)	(14,440)	(16,250)	(10,855)	(8,494)
N/A	N/A	N/A	N/A	(173)	(185)	N/A	N/A
—	—	N/A	N/A	(422)	(399)	N/A	N/A
(4,609)	(6,777)	(2,082)	(2,172)	(15,035)	(16,834)	(10,855)	(8,494)

1,323	2,490	452	728	4,581	9,020	2,974	1,943
4,439	6,598	1,831	1,896	14,051	15,809	9,795	7,762
(17,165)	(17,787)	(3,006)	(2,477)	(28,102)	(39,810)	(12,391)	(10,383)
(11,403)	(8,699)	(723)	147	(9,470)	(14,981)	378	(678)

N/A	N/A	N/A	N/A	129	344	N/A	N/A
N/A	N/A	N/A	N/A	166	178	N/A	N/A
N/A	N/A	N/A	N/A	(245)	(3,876)	N/A	N/A
N/A	N/A	N/A	N/A	50	(3,354)	N/A	N/A

—	3	N/A	N/A	275	1,332	N/A	N/A
—	—	N/A	N/A	421	399	N/A	N/A
—	(5)	N/A	N/A	(814)	(1,228)	N/A	N/A
—	(2)	N/A	N/A	(118)	503	N/A	N/A
(11,403)	(8,701)	(723)	147	(9,538)	(17,832)	378	(678)
(21,136)	(13,542)	(4,168)	(457)	(36,346)	(28,467)	(17,660)	(861)

65,450	78,992	25,419	25,876	166,166	194,633	134,399	135,260
$44,314	$65,450	$21,251	$25,419	$129,820	$166,166	$116,739	$134,399

SEI Asset Allocation Trust

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Defensive Strategy Fund
Class F
2023	$9.81	$0.27	$(0.33)	$(0.06)	$(0.25)	$(0.10)	$(0.35)	$9.40	(0.60)%	$11,851	0.21%	0.61%	2.88%	18%
2022	10.11	0.13	(0.09)	0.04	(0.18)	(0.16)	(0.34)	9.81	0.41	14,438	0.21	0.62	1.23	27
2021	9.72	0.07	0.51	0.58	(0.19)	—	(0.19)	10.11	5.99	17,330	0.21	0.58	0.68	143
2020	9.88	0.19	(0.11)	0.08	(0.24)	—	(0.24)	9.72	0.77	16,031	0.21	0.59	1.92	17
2019	9.79	0.17	0.09	0.26	(0.17)	—	(0.17)	9.88	2.75	19,624	0.21	0.57	1.77	24
Class I
2023	$9.62	$0.26	$(0.35)	$(0.09)	$(0.21)	$(0.10)	$(0.31)	$9.22	(0.88)%	$81	0.46%	0.87%	2.74%	18%
2022	9.93	0.18	(0.17)	0.01	(0.16)	(0.16)	(0.32)	9.62	0.09	77	0.46	0.86	1.83	27
2021	9.54	0.04	0.52	0.56	(0.17)	—	(0.17)	9.93	5.84	370	0.46	0.83	0.43	143
2020	9.70	0.16	(0.10)	0.06	(0.22)	—	(0.22)	9.54	0.53	429	0.46	0.84	1.67	17
2019	9.62	0.16	0.07	0.23	(0.15)	—	(0.15)	9.70	2.44	328	0.46	0.82	1.67	24
Defensive Strategy Allocation Fund
Class F
2023	$11.63	$0.34	$(0.29)	$0.05	$(0.39)	$—	$(0.39)	$11.29	0.52%	$3,358	0.35%	0.62%	2.96%	34%
2022	11.71	0.09	(0.07)	0.02	(0.10)	—	(0.10)	11.63	0.18	4,343	0.35	0.60	0.74	13
2021	11.36	0.10	0.45	0.55	(0.20)	— ^	(0.20)	11.71	4.88	6,236	0.35	0.61	0.86	27
2020	14.25	0.44	(2.56)	(2.12)	(0.53)	(0.24)	(0.77)	11.36	(16.02)	7,572	0.35	0.58	3.07	49
2019	14.13	0.43	0.79	1.22	(0.59)	(0.51)	(1.10)	14.25	9.22	8,168	0.35	0.57	3.05	44
Conservative Strategy Fund
Class F
2023	$10.75	$0.35	$(0.59)	$(0.24)	$(0.35)	$(0.15)	$(0.50)	$10.01	(2.12)%	$46,264	0.26%	0.62%	3.42%	18%
2022	10.99	0.20	(0.02)	0.18	(0.29)	(0.13)	(0.42)	10.75	1.56	58,538	0.26	0.60	1.81	8
2021	10.15	0.12	0.96	1.08	(0.19)	(0.05)	(0.24)	10.99	10.71	64,670	0.26	0.60	1.07	20
2020	10.66	0.23	(0.39)	(0.16)	(0.30)	(0.05)	(0.35)	10.15	(1.68)	62,724	0.26	0.59	2.12	18
2019	10.56	0.21	0.10	0.31	(0.21)	—	(0.21)	10.66	3.04	74,320	0.26	0.57	2.00	13
Class D
2023	$10.72	$0.25	$(0.56)	$(0.31)	$(0.27)	$(0.15)	$(0.42)	$9.99	(2.82)%	$188	1.01%	1.37%	2.49%	18%
2022	10.97	—	0.08	0.08	(0.20)	(0.13)	(0.33)	10.72	0.64	268	1.01	1.35	0.02	8
2021	10.13	0.04	0.96	1.00	(0.11)	(0.05)	(0.16)	10.97	9.91	4,507	1.01	1.35	0.34	20
2020	10.64	0.15	(0.39)	(0.24)	(0.22)	(0.05)	(0.27)	10.13	(2.43)	3,580	1.01	1.34	1.39	18
2019	10.54	0.13	0.11	0.24	(0.14)	—	(0.14)	10.64	2.28	3,700	1.01	1.32	1.28	13
Class I
2023	$10.97	$0.34	$(0.61)	$(0.27)	$(0.32)	$(0.15)	$(0.47)	$10.23	(2.38)%	$120	0.51%	0.87%	3.30%	18%
2022	11.20	0.18	(0.02)	0.16	(0.26)	(0.13)	(0.39)	10.97	1.35	125	0.51	0.85	1.61	8
2021	10.34	0.06	1.00	1.06	(0.15)	(0.05)	(0.20)	11.20	10.35	342	0.51	0.85	0.58	20
2020	10.85	0.20	(0.38)	(0.18)	(0.28)	(0.05)	(0.33)	10.34	(1.89)	802	0.51	0.84	1.86	18
2019	10.74	0.19	0.11	0.30	(0.19)	—	(0.19)	10.85	2.83	982	0.51	0.82	1.75	13

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Includes return of capital less than $0.005.

Amounts designated as "—" are $0 or have been rounded to $0.

SEI Asset Allocation Trust

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Conservative Strategy Allocation Fund
Class F
2023	$13.37	$0.43	$(1.21)	$(0.78)	$(0.69)	$—	$(0.69)	$11.90	(5.78)%	$19,239	0.35%	0.62%	3.51%	21%
2022	12.78	0.32	0.80	1.12	(0.53)	—	(0.53)	13.37	8.90	27,191	0.35	0.60	2.38	12
2021	10.46	0.30	2.42	2.72	(0.40)	—	(0.40)	12.78	26.55	29,156	0.35	0.60	2.57	23
2020	13.21	0.38	(1.94)	(1.56)	(0.45)	(0.74)	(1.19)	10.46	(13.46)	31,302	0.35	0.59	2.86	22
2019	13.18	0.37	0.83	1.20	(0.48)	(0.69)	(1.17)	13.21	9.78	39,828	0.35	0.57	2.75	15
Moderate Strategy Fund
Class F
2023	$12.65	$0.48	$(1.09)	$(0.61)	$(0.50)	$(0.52)	$(1.02)	$11.02	(4.62)%	$93,455	0.31%	0.62%	4.13%	16%
2022	12.87	0.33	0.11	0.44	(0.53)	(0.13)	(0.66)	12.65	3.30	120,332	0.31	0.60	2.53	11
2021	11.37	0.13	1.71	1.84	(0.22)	(0.12)	(0.34)	12.87	16.32	142,002	0.31	0.60	1.08	33
2020	12.17	0.26	(0.64)	(0.38)	(0.42)	—	(0.42)	11.37	(3.45)	141,208	0.31	0.59	2.06	27
2019	12.01	0.26	0.17	0.43	(0.27)	—	(0.27)	12.17	3.72	168,079	0.31	0.57	2.17	12
Class D
2023	$12.63	$0.40	$(1.10)	$(0.70)	$(0.41)	$(0.52)	$(0.93)	$11.00	(5.39)%	$221	1.06%	1.37%	3.46%	16%
2022	12.83	0.03	0.32	0.35	(0.42)	(0.13)	(0.55)	12.63	2.61	266	1.06	1.35	0.24	11
2021	11.34	0.05	1.69	1.74	(0.13)	(0.12)	(0.25)	12.83	15.40	3,908	1.06	1.35	0.38	33
2020	12.13	0.17	(0.64)	(0.47)	(0.32)	—	(0.32)	11.34	(4.10)	3,419	1.06	1.34	1.37	27
2019	11.98	0.17	0.16	0.33	(0.18)	—	(0.18)	12.13	2.87	3,574	1.06	1.32	1.45	12
Class I
2023	$13.04	$0.50	$(1.16)	$(0.66)	$(0.47)	$(0.52)	$(0.99)	$11.39	(4.90)%	$2,050	0.56%	0.86%	4.22%	16%
2022	13.24	0.35	0.07	0.42	(0.49)	(0.13)	(0.62)	13.04	3.10	1,894	0.56	0.85	2.58	11
2021	11.70	0.11	1.74	1.85	(0.19)	(0.12)	(0.31)	13.24	15.91	2,409	0.56	0.85	0.87	33
2020	12.50	0.23	(0.64)	(0.41)	(0.39)	—	(0.39)	11.70	(3.60)	2,131	0.56	0.84	1.82	27
2019	12.34	0.24	0.16	0.40	(0.24)	—	(0.24)	12.50	3.35	2,302	0.56	0.82	1.97	12
Moderate Strategy Allocation Fund
Class F
2023	$19.78	$0.47	$(1.24)	$(0.77)	$(0.65)	$(1.06)	$(1.71)	$17.30	(3.70)%	$54,442	0.35%	0.62%	2.60%	16%
2022	19.71	0.38	1.36	1.74	(0.77)	(0.90)	(1.67)	19.78	8.94	67,097	0.35	0.59	1.90	15
2021	15.94	0.35	4.67	5.02	(0.43)	(0.82)	(1.25)	19.71	32.25	68,502	0.35	0.60	1.92	17
2020	20.00	0.46	(2.85)	(2.39)	(0.51)	(1.16)	(1.67)	15.94	(13.64)	60,497	0.35	0.59	2.25	11
2019	20.35	0.42	0.95	1.37	(0.56)	(1.16)	(1.72)	20.00	7.32	85,313	0.35	0.57	2.08	15

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "—" are $0 or have been rounded to $0.

SEI Asset Allocation Trust

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Aggressive Strategy Fund
Class F
2023	$16.05	$0.43	$(1.72)	$(1.29)	$(0.46)	$(1.78)	$(2.24)	$12.52	(7.29)%	$109,345	0.35%	0.62%	3.12%	20%
2022	17.09	0.47	(0.02)	0.45	(0.95)	(0.54)	(1.49)	16.05	2.19	139,099	0.35	0.59	2.69	18
2021	12.41	0.19	5.16	5.35	(0.28)	(0.39)	(0.67)	17.09	43.43	154,482	0.35	0.60	1.25	19
2020	14.76	0.25	(1.73)	(1.48)	(0.44)	(0.43)	(0.87)	12.41	(11.14)	123,231	0.35	0.59	1.63	21
2019	15.08	0.26	(0.23)	0.03	(0.35)	—	(0.35)	14.76	0.42	172,138	0.35	0.57	1.73	12
Class D
2023	$15.73	$0.33	$(1.68)	$(1.35)	$(0.39)	$(1.78)	$(2.17)	$12.21	(7.88)%	$1,287	1.10%	1.37%	2.43%	20%
2022	16.83	(0.31)	0.62	0.31	(0.87)	(0.54)	(1.41)	15.73	1.35	1,470	1.10	1.34	(1.75)	18
2021	12.25	0.09	5.07	5.16	(0.19)	(0.39)	(0.58)	16.83	42.37	19,093	1.10	1.35	0.57	19
2020	14.59	0.15	(1.72)	(1.57)	(0.34)	(0.43)	(0.77)	12.25	(11.79)	12,914	1.10	1.34	0.97	21
2019	14.93	0.15	(0.23)	(0.08)	(0.26)	—	(0.26)	14.59	(0.36)	14,087	1.10	1.32	1.04	12
Class I
2023	$15.52	$0.40	$(1.67)	$(1.27)	$(0.43)	$(1.78)	$(2.21)	$12.04	(7.47)%	$6,652	0.60%	0.87%	3.02%	20%
2022	16.58	0.46	(0.07)	0.39	(0.91)	(0.54)	(1.45)	15.52	1.89	6,977	0.60	0.84	2.71	18
2021	12.05	0.15	5.01	5.16	(0.24)	(0.39)	(0.63)	16.58	43.13	9,861	0.60	0.85	1.04	19
2020	14.36	0.21	(1.69)	(1.48)	(0.40)	(0.43)	(0.83)	12.05	(11.40)	6,834	0.60	0.84	1.40	21
2019	14.68	0.24	(0.24)	—	(0.32)	—	(0.32)	14.36	0.18	8,650	0.60	0.82	1.65	12
Tax-Managed Aggressive Strategy Fund
Class F
2023	$26.61	$0.36	$(1.81)	$(1.45)	$(0.46)	$(2.04)	$(2.50)	$22.66	(5.03)%	$71,034	0.35%	0.62%	1.51%	10%
2022	26.03	0.34	1.26	1.60	(0.52)	(0.50)	(1.02)	26.61	6.00	87,208	0.35	0.59	1.24	8
2021	17.53	0.27	9.21	9.48	(0.31)	(0.67)	(0.98)	26.03	54.85	86,953	0.35	0.60	1.22	8
2020	20.91	0.32	(3.08)	(2.76)	(0.33)	(0.29)	(0.62)	17.53	(13.77)	58,907	0.35	0.59	1.51	12
2019	21.61	0.27	0.02	0.29	(0.29)	(0.70)	(0.99)	20.91	1.68	76,364	0.35	0.57	1.25	8
Core Market Strategy Fund
Class F
2023	$11.57	$0.42	$(1.25)	$(0.83)	$(0.47)	$(0.56)	$(1.03)	$9.71	(6.91)%	$44,314	0.35%	0.62%	4.05%	16%
2022	12.52	0.39	(0.11)	0.28	(0.64)	(0.59)	(1.23)	11.57	1.81	65,450	0.35	0.60	3.09	15
2021	10.33	0.17	2.56	2.73	(0.30)	(0.24)	(0.54)	12.52	26.72	78,990	0.35	0.60	1.40	16
2020	11.52	0.23	(0.80)	(0.57)	(0.41)	(0.21)	(0.62)	10.33	(5.56)	72,975	0.35	0.59	1.95	27
2019	11.76	0.26	(0.05)	0.21	(0.29)	(0.16)	(0.45)	11.52	2.08	94,760	0.35	0.57	2.22	14
Class I
2023	$13.16	$0.61	$(1.47)	$(0.86)	$(0.45)	$(0.56)	$(1.01)	$11.29	(6.31)%	$—	(0.01)%‡	— %‡	5.16%	16%
2022	14.03	0.71	(0.38)	0.33	(0.61)	(0.59)	(1.20)	13.16	2.01	—	0.56	0.65	4.89	15
2021	11.45	0.10	3.01	3.11	(0.29)	(0.24)	(0.53)	14.03	27.44	2	0.33 ‡	0.38 ‡	0.70	16
2020	12.63	0.35	(0.92)	(0.57)	(0.40)	(0.21)	(0.61)	11.45	(5.04)	—	— ^^	— ^^	2.68	27
2019	12.78	0.31	(0.05)	0.26	(0.25)	(0.16)	(0.41)	12.63	2.30	—	— ^	— ^	2.44	14

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	The ratio appears lower due to the relative net asset value of Class I. Prospectively, it is expected the ratio of net expenses to average net assets would approximate 0.60% (0.85% excluding waivers).
^	The ratio appears lower due to the relative net asset value of Class I. Prospectively, it is expected the ratio of net expenses to average net assets would approximate 0.60% (0.82% excluding waivers).
^^	The ratio appears lower due to the relative net asset value of Class I. Prospectively, it is expected the ratio of net expenses to average net assets would approximate 0.60% (0.84% excluding waivers).

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Asset Allocation Trust

FINANCIAL HIGHLIGHTS

For the years ended March 31,

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Core Market Strategy Allocation Fund
Class F
2023	$21.81	$0.29	$(1.47)	$(1.18)	$(0.38)	$(1.56)	$(1.94)	$18.69	(5.04)%	$21,251	0.35%	0.61%	1.52%	7%
2022	22.35	0.29	1.12	1.41	(0.44)	(1.51)	(1.95)	21.81	5.98	25,419	0.35	0.60	1.24	9
2021	15.31	0.24	8.00	8.24	(0.27)	(0.93)	(1.20)	22.35	54.79	25,876	0.35	0.60	1.23	5
2020	18.64	0.29	(2.66)	(2.37)	(0.30)	(0.66)	(0.96)	15.31	(13.80)	20,498	0.35	0.59	1.51	10
2019	18.99	0.24	0.03	0.27	(0.26)	(0.36)	(0.62)	18.64	1.64	27,686	0.35	0.57	1.25	17
Market Growth Strategy Fund
Class F
2023	$13.62	$0.50	$(1.48)	$(0.98)	$(0.52)	$(0.83)	$(1.35)	$11.29	(6.78)%	$124,296	0.35%	0.62%	4.15%	18%
2022	14.60	0.46	—	0.46	(0.80)	(0.64)	(1.44)	13.62	2.71	159,472	0.35	0.59	3.06	13
2021	11.42	0.18	3.56	3.74	(0.29)	(0.27)	(0.56)	14.60	33.05	184,903	0.35	0.60	1.34	13
2020	12.96	0.24	(1.19)	(0.95)	(0.43)	(0.16)	(0.59)	11.42	(8.00)	161,376	0.35	0.59	1.83	20
2019	13.11	0.26	(0.10)	0.16	(0.31)	—	(0.31)	12.96	1.42	221,526	0.35	0.57	2.01	12
Class D
2023	$13.52	$0.41	$(1.47)	$(1.06)	$(0.44)	$(0.83)	$(1.27)	$11.19	(7.49)%	$1,726	1.10%	1.37%	3.42%	18%
2022	14.51	0.12	0.23	0.35	(0.70)	(0.64)	(1.34)	13.52	1.99	2,003	1.10	1.35	0.83	13
2021	11.36	0.07	3.55	3.62	(0.20)	(0.27)	(0.47)	14.51	32.00	5,307	1.10	1.35	0.56	13
2020	12.89	0.15	(1.19)	(1.04)	(0.33)	(0.16)	(0.49)	11.36	(8.65)	4,749	1.10	1.34	1.12	20
2019	13.04	0.17	(0.10)	0.07	(0.22)	—	(0.22)	12.89	0.66	5,203	1.10	1.32	1.33	12
Class I
2023	$13.37	$0.46	$(1.45)	$(0.99)	$(0.49)	$(0.83)	$(1.32)	$11.06	(7.00)%	$3,799	0.60%	0.87%	3.93%	18%
2022	14.36	0.48	(0.07)	0.41	(0.76)	(0.64)	(1.40)	13.37	2.42	4,691	0.60	0.85	3.25	13
2021	11.24	0.15	3.50	3.65	(0.26)	(0.27)	(0.53)	14.36	32.71	4,423	0.60	0.85	1.14	13
2020	12.76	0.15	(1.11)	(0.96)	(0.40)	(0.16)	(0.56)	11.24	(8.21)	3,352	0.60	0.84	1.12	20
2019	12.91	0.22	(0.09)	0.13	(0.28)	—	(0.28)	12.76	1.18	6,584	0.60	0.82	1.76	12
Market Growth Strategy Allocation Fund
Class F
2023	$28.63	$0.39	$(1.94)	$(1.55)	$(0.50)	$(1.87)	$(2.37)	$24.71	(5.06)%	$116,739	0.35%	0.62%	1.52%	7%
2022	28.65	0.38	1.42	1.80	(0.58)	(1.24)	(1.82)	28.63	6.06	134,399	0.35	0.59	1.25	9
2021	19.50	0.30	10.22	10.52	(0.34)	(1.03)	(1.37)	28.65	54.87	135,260	0.35	0.60	1.22	4
2020	23.46	0.36	(3.42)	(3.06)	(0.37)	(0.53)	(0.90)	19.50	(13.83)	100,226	0.35	0.59	1.51	10
2019	23.61	0.29	0.07	0.36	(0.32)	(0.19)	(0.51)	23.46	1.66	133,196	0.35	0.57	1.23	9

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2023

1. ORGANIZATION

SEI Asset Allocation Trust (the “Trust”) is organized as a Massachusetts Business Trust under a Declaration of Trust dated November 20, 1995. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment company with twelve funds: Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund and Market Growth Strategy Allocation Fund (each a “Fund,” collectively the “Funds”). Each Fund is a “fund of funds” and offers shareholders the opportunity to invest in certain underlying affiliated investment companies, which are separately managed series of the following investment companies: SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Exchange Traded Funds. The Declaration of Trust permits the Trust to offer separate classes of shares in each Fund, as follows: Defensive Strategy Fund, Conservative Strategy Fund, Moderate Strategy Fund, Aggressive Strategy Fund, Core Market Strategy Fund and Market Growth Strategy Fund offer Class F (formerly Class A), Class D and Class I Shares; Defensive Strategy Allocation Fund, Conservative Strategy Allocation Fund, Moderate Strategy Allocation Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Allocation Fund, and Market Growth Strategy Allocation Fund offer Class F Shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectuses provide a description of each Fund’s investment objective and strategies.

As of March 31, 2023, the Class D shares of Defensive Strategy Fund and Core Market Strategy Fund had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets at the date of the financial statements, and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Effective September 8, 2022, and pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the “Board”), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Funds’ Valuation and Pricing Policy. The Board has designated SIMC as the Valuation Designee for the Funds pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC has appointed a Valuation Committee and has established a Valuation and Pricing Policy to implement the Rule and the Funds’ Valuation and Pricing Policy. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable Net Asset Value (“NAV”) per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies’ shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s NAV is determined.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

SEI Asset Allocation Trust

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

During the year ended March 31, 2023, there were no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income — Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are allocated to the Funds on the basis of relative daily net assets.

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income are declared and paid to shareholders periodically for each Fund. Any net realized capital gain for each Fund is distributed to shareholders at least annually.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward foreign currency contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward foreign currency contracts. As of and for the year ended March 31, 2023, the Funds did not utilize forward foreign currency contracts.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust. Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a distribution and shareholder services plan (the Distribution Plan) with respect to Class D Shares that allows Class D Shares to pay fees to service providers, based on average daily net assets of the Class D Shares, to compensate them for distribution services or shareholder services with respect to Class D Shares.

In addition, the Funds have adopted a shareholder services plan (the Service Plan) with respect to Class F, D and I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such Shares. The Funds have also adopted an administrative services plan and agreement (the “Administrative Service Plan”) with respect

SEI Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Funds’ Distribution, Service and Administrative Service Plans provide that distribution fees, shareholder service fees and administrative service fees, as applicable, will be paid to SEI Investments Distribution Co., which may then be used by SEI Investments Distribution Co. to compensate financial intermediaries for providing distribution, shareholder services or administrative services with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive or reimburse the Funds for all or a portion of their fees in order to keep total annual fund operating expenses (exclusive of acquired fund fees and expenses, interest from borrowings, brokerage commissions, taxes, trustees fees, proxy fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. These waivers and reimbursements are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

The Administrator, Distributor, and Adviser for the Trust serve in the same capacity for the underlying affiliated investment companies.

The following is a summary of annual fees payable to the Adviser, and Distributor and the voluntary expense limitations for each Fund:

Advisory Fees	Shareholder Servicing Fees	Administrative Servicing Fees	Distribution Fees*	Voluntary Expense Limitations
Defensive Strategy Fund

Class F	0.10%	0.25%	—	—	0.21%
Class I	0.10%	0.25%	0.25%	—	0.46%
Defensive Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Conservative Strategy Fund
Class F	0.10%	0.25%	—	—	0.26%
Class D	0.10%	0.25%	—	0.75%	1.01%
Class I	0.10%	0.25%	0.25%	—	0.51%
Conservative Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Moderate Strategy Fund
Class F	0.10%	0.25%	—	—	0.31%
Class D	0.10%	0.25%	—	0.75%	1.06%
Class I	0.10%	0.25%	0.25%	—	0.56%
Moderate Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Aggressive Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class D	0.10%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.25%	0.25%	—	0.60%
Tax-Managed Aggressive Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Core Market Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class I	0.10%	0.25%	0.25%	—	0.60%
Core Market Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%
Market Growth Strategy Fund
Class F	0.10%	0.25%	—	—	0.35%
Class D	0.10%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.25%	0.25%	—	0.60%

SEI Asset Allocation Trust

Market Growth Strategy Allocation Fund
Class F	0.10%	0.25%	—	—	0.35%

*

These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

SEI Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

The Trust will pay the Administrator the following fees at the annual rate set forth below based upon the aggregate average daily net assets of the Trust:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Defensive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Defensive Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Conservative Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Conservative Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Moderate Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Moderate Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Aggressive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Tax-Managed Aggressive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Core Market Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Core Market Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Market Growth Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%
Market Growth Strategy Allocation Fund	0.150%	0.1375%	0.1250%	0.1125%	0.10%

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended March 31, 2023, the Trust has not participated in the Program.

Other — Certain officers and Trustees of the Trust are also officers and/or Directors of the Administrator, the Adviser and/or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser and service providers.

SEI Asset Allocation Trust

4. CAPITAL SHARE TRANSACTIONS

For the year ended March 31, Capital Share transactions for the Funds were as follows (Thousands):

	Defensive Strategy Fund		Defensive Strategy Allocation Fund		Conservative Strategy Fund		Conservative Strategy Allocation Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Shares Issued and Redeemed:
Class F:
Shares Issued	203	429	29	34	580	630	101	117
Shares Issued in Lieu of Cash Distributions	50	51	11	4	229	198	95	77
Shares Redeemed	(464)	(722)	(116)	(197)	(1,634)	(1,266)	(613)	(442)
Total Class F Transactions	(211)	(242)	(76)	(159)	(825)	(438)	(417)	(248)
Shares Issued and Redeemed:
Class D:
Shares Issued	N/A	N/A	N/A	N/A	1	16	N/A	N/A

	Defensive Strategy Fund		Defensive Strategy Allocation Fund		Conservative Strategy Fund		Conservative Strategy Allocation Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	—	1	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	(7)	(403)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	(6)	(386)	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	1	42	N/A	N/A	1	5	N/A	N/A
Shares Issued in Lieu of Cash Distributions	—	2	N/A	N/A	1	1	N/A	N/A
Shares Redeemed	—	(73)	N/A	N/A	(1)	(25)	N/A	N/A
Total Class I Transactions	1	(29)	N/A	N/A	1	(19)	N/A	N/A
Decrease in Capital Shares	(210)	(271)	(76)	(159)	(830)	(843)	(417)	(248)

	Moderate Strategy Fund		Moderate Strategy Allocation Fund		Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Shares Issued and Redeemed:
Class F:
Shares Issued	475	742	85	349	358	1,636	161	84
Shares Issued in Lieu of Cash Distributions	751	466	276	271	1,384	714	295	110
Shares Redeemed	(2,251)	(2,735)	(604)	(703)	(1,681)	(2,718)	(599)	(258)
Total Class F Transactions	(1,025)	(1,527)	(243)	(83)	61	(368)	(143)	(64)
Shares Issued and Redeemed:
Class D:
Shares Issued	2	16	N/A	N/A	15	39	N/A	N/A
Shares Issued in Lieu of Cash Distributions	—	1	N/A	N/A	15	7	N/A	N/A
Shares Redeemed	(3)	(301)	N/A	N/A	(18)	(1,087)	N/A	N/A
Total Class D Transactions	(1)	(284)	N/A	N/A	12	(1,041)	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	26	45	N/A	N/A	83	56	N/A	N/A
Shares Issued in Lieu of Cash Distributions	14	9	N/A	N/A	87	51	N/A	N/A
Shares Redeemed	(5)	(91)	N/A	N/A	(67)	(253)	N/A	N/A
Total Class I Transactions	35	(37)	N/A	N/A	103	(146)	N/A	N/A
Increase (Decrease) in Capital Shares	(991)	(1,848)	(243)	(83)	176	(1,555)	(143)	(64)

SEI Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

	Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Shares Issued and Redeemed:
Class F:
Shares Issued	129	197	24	31	384	601	119	65
Shares Issued in Lieu of Cash Distributions	458	532	101	82	1,254	1,085	407	258
Shares Redeemed	(1,680)	(1,383)	(153)	(106)	(2,334)	(2,645)	(497)	(348)
Total Class F Transactions	(1,093)	(654)	(28)	7	(696)	(959)	29	(25)
Shares Issued and Redeemed:
Class D:
Shares Issued	N/A	N/A	N/A	N/A	11	23	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	15	12	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	(20)	(253)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	6	(218)	N/A	N/A
Shares Issued and Redeemed:
Class I:
Shares Issued	—	—	N/A	N/A	24	98	N/A	N/A
Shares Issued in Lieu of Cash Distributions	—	—	N/A	N/A	38	28	N/A	N/A
Shares Redeemed	—	—	N/A	N/A	(69)	(83)	N/A	N/A
Total Class I Transactions	—	—	N/A	N/A	(7)	43	N/A	N/A
Increase (Decrease) in Capital Shares	(1,093)	(654)	(28)	7	(697)	(1,134)	29	(25)

Amounts designated as “—” are zero or have been rounded to zero.

N/A — Not applicable. Class D and Class I shares currently not offered.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended March 31, 2023 were as follows ($ Thousands):

Total
Defensive Strategy Fund
Purchases	$2,318
Sales	4,188
Defensive Strategy Allocation Fund
Purchases	260
Sales	296
Conservative Strategy Fund
Purchases	9,293
Sales	18,105
Conservative Strategy Allocation Fund
Purchases	3,821
Sales	6,505
Moderate Strategy Fund
Purchases	17,525
Sales	32,406
Moderate Strategy Allocation Fund
Purchases	8,228
Sales	11,414
Aggressive Strategy Fund
Purchases	24,736
Sales	36,684
Tax-Managed Aggressive Strategy Fund
Purchases	7,025
Sales	14,739
Core Market Strategy Fund
Purchases	8,246

SEI Asset Allocation Trust

Total
Sales	21,623
Core Market Strategy Allocation Fund
Purchases	1,460
Sales	3,194
Market Growth Strategy Fund
Purchases	25,409
Sales	42,190
Market Growth Strategy Allocation Fund
Purchases	8,290
Sales	12,803

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of March 31, 2023, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, or distributable earnings (accumulated losses), as appropriate, in the period that the differences arise. Permanent differences are primarily attributed to the reclassification of short-term capital gains received from affiliated funds, the reclassification of distributions and non-deductible excise tax.

Accordingly, the following permanent differences, primarily attributable to reclassification of short-term capital gains received have been reclassified to/from the following accounts as of March 31, 2023 ($ Thousands):

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in- Capital
Defensive Strategy Fund	$3	$(3)	$–
Defensive Strategy Allocation Fund	50	(50)	–
Conservative Strategy Fund	14	(14)	–
Conservative Strategy Allocation Fund	517	(517)	–
Moderate Strategy Fund	204	(204)	–
Moderate Strategy Allocation Fund	703	(703)	–
Aggressive Strategy Fund	472	(472)	–
Tax-Managed Aggressive Strategy Fund	363	(363)	–
Core Market Strategy Fund	153	(153)	–
Core Market Strategy Allocation Fund	108	(108)	–
Market Growth Strategy Fund	449	(449)	–
Market Growth Strategy Allocation Fund	606	(606)	–

These classifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended March 31, 2023 and March 31, 2022 were as follows ($ Thousands):

	Ordinary Income		Long-Term Capital Gains			Return of Capital		Totals
	2023	2022	2023	2022	2023	2022	2023	2022
Defensive Strategy Fund	$343	$462	$134	$80	$–	$–	$477	$542
Defensive Strategy Allocation Fund	137	50	–	–	–	–	137	50
Conservative Strategy Fund	1,817	1,620	609	711	–	–	2,426	2,331
Conservative Strategy Allocation Fund	1,275	1,152	–	–	–	–	1,275	1,152
Moderate Strategy Fund	4,452	5,171	4,375	1,299	–	–	8,827	6,470
Moderate Strategy Allocation Fund	2,134	2,752	3,207	3,066	–	–	5,341	5,818
Aggressive Strategy Fund	4,275	8,970	14,554	4,750	–	–	18,829	13,720
Tax-Managed Aggressive Strategy Fund	1,439	1,804	5,839	1,538	–	–	7,278	3,342
Core Market Strategy Fund	2,194	3,661	2,415	3,116	–	–	4,609	6,777
Core Market Strategy Allocation Fund	430	513	1,652	1,659	–	–	2,082	2,172
Market Growth Strategy Fund	6,043	9,593	8,992	7,241	–	–	15,035	16,834
Market Growth Strategy Allocation Fund	2,363	2,763	8,492	5,731	–	–	10,855	8,494

SEI Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

As of March 31, 2023, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows ($ Thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post- October Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings/ (Accumulated Losses)
Defensive Strategy Fund	$59	$—	$(26)	$—	$2	$(485)	$(450)
Defensive Strategy Allocation Fund	30	—	(1,618)	—	—	(182)	(1,770)
Conservative Strategy Fund	124	—	(213)	—	—	(3,856)	(3,945)
Conservative Strategy Allocation Fund	179	531	—	—	1	(259)	452
Moderate Strategy Fund	644	—	(797)	—	—	(11,966)	(12,119)
Moderate Strategy Allocation Fund	234	2,628	—	—	(2)	6,913	9,773
Aggressive Strategy Fund	58	1,735	—	—	(1)	(7,961)	(6,169)
Tax-Managed Aggressive Strategy Fund	29	—	—	1,692	—	28,398	30,119
Core Market Strategy Fund	101	—	(1,451)	—	(3)	(5,207)	(6,560)
Core Market Strategy Allocation Fund	10	792	—	—	—	9,234	10,036
Market Growth Strategy Fund	276	544	—	—	—	(13,741)	(12,921)
Market Growth Strategy Allocation Fund	73	3,559	—	—	(1)	47,558	51,189

SEI Asset Allocation Trust

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Funds had capital loss carryforwards at March 31, 2023 as follows ($ Thousands):

	Short-Term	Long-Term	Total
Defensive Strategy Fund	$18	$8	$26
Defensive Strategy Allocation Fund	545	1,073	1,618
Conservative Strategy Fund	23	190	213
Moderate Strategy Fund	349	448	797
Core Market Strategy Fund	443	1,008	1,451

Amounts designated as “—“ are $0 or have been rounded to $0.

The Conservative Strategy Allocation Fund utilized capital loss carryforward to offset capital gains of $57 ($ Thousands).

For Federal income tax purposes, the cost of investments owned at March 31, 2023, and the net realized gains or losses on investments sold for the period were different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at March 31, 2023, was as follows ($ Thousands):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Defensive Strategy Fund	$12,418	$51	$(536)	$(485)
Defensive Strategy Allocation Fund	3,540	—	(182)	(182)
Conservative Strategy Fund	50,435	159	(4,015)	(3,856)
Conservative Strategy Allocation Fund	19,501	2,306	(2,565)	(259)
Moderate Strategy Fund	107,709	713	(12,679)	(11,966)
Moderate Strategy Allocation Fund	47,539	12,043	(5,130)	6,913
Aggressive Strategy Fund	125,275	11,057	(19,018)	(7,961)
Tax-Managed Aggressive Strategy Fund	42,648	31,644	(3,246)	28,398
Core Market Strategy Fund	49,529	2,976	(8,183)	(5,207)
Core Market Strategy Allocation Fund	12,021	10,144	(910)	9,234
Market Growth Strategy Fund	143,592	9,071	(22,812)	(13,741)
Market Growth Strategy Allocation Fund	69,202	53,552	(5,994)	47,558

7. INDEMNIFICATIONS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty of the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

8. CONCENTRATION RISK

The Underlying SEI Funds and other investment companies and exchange traded products in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset Allocation Risk — The risk that SIMC's decisions regarding asset classes and Underlying SEI Funds will not anticipate market trends successfully.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risk of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Exchange-Traded Products (ETPs) Risk — The risks of owning interests of an ETP, such as an ETF or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which

SEI Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

may be emphasized in less liquid markets. By investing in an ETP, the Fund or an Underlying SEI Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund or an Underlying SEI Fund to sell such investments at inopportune times, which could result in losses to the Fund or an Underlying SEI Fund.

Investment Company Risk — When the Fund or an Underlying SEI Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund or an Underlying SEI Fund had invested directly in the underlying investments.

Portfolio Turnover Risk — Due to its investment strategy, a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Short Sales Risk — A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales entered into by an Underlying SEI Fund expose the Fund to the risk that the Underlying SEI Fund will be required to buy a security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying SEI Fund and, therefore, the Fund, that is potentially unlimited. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the share price of an Underlying SEI Fund and, therefore, the Fund. Investment in short sales may also cause an Underlying SEI Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — Small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange listed stocks.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that

SEI Asset Allocation Trust

the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Underlying SEI Funds invest. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Commodity Investments Risk — Certain Underlying SEI Funds may invest a portion of their assets in a wholly owned subsidiary that is not registered under the Investment Company Act of 1940, as amended (1940 Act), and invests directly in commodities and commodity-related instruments. Other Underlying SEI Funds may have indirect exposure to commodities by investing in commodity-related instruments. Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Currency Risk — As a result of the Fund's and certain Underlying SEI Funds' investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund or an Underlying SEI Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread Fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Fixed Income Market Risk — The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, an Underlying SEI Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Underlying SEI Fund’s and, in turn, the Fund’s value may fluctuate and/or the Underlying SEI Fund and the Fund may experience increased redemptions from shareholders, which may impact the Underlying SEI Fund’s and the Fund’s liquidity or force the Underlying SEI Fund and the Fund to sell securities into a declining or illiquid market.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to the current prospectus for a

SEI Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS (Concluded)

March 31, 2023

discussion of the risks associated with investing in the Funds.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of March 31, 2023, SPTC held of record the following:

Defensive Strategy Fund - Class F	54%
Defensive Strategy Allocation Fund - Class F	70%
Conservative Strategy Fund - Class F	69%
Conservative Strategy Fund - Class D	100%
Conservative Strategy Allocation Fund - Class F	89%
Moderate Strategy Fund - Class F	86%
Moderate Strategy Fund - Class I	74%
Moderate Strategy Allocation Fund - Class F	84%
Aggressive Strategy Fund - Class D	86%
Aggressive Strategy Fund - Class F	59%
Aggressive Strategy Fund - Class I	12%
Tax-Managed Aggressive Strategy Fund - Class F	91%
Core Market Strategy Fund - Class F	95%
Core Market Strategy Allocation Fund - Class F	94%
Market Growth Strategy Fund - Class F	80%
Market Growth Strategy Fund - Class D	86%
Market Growth Strategy Allocation Fund - Class F	84%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

10. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements through the date of issuance.

SEI Asset Allocation Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Asset Allocation Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund, and Market Growth Strategy Allocation Fund (collectively, the Funds), including the schedules of investments, as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the twoyear period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the fiveyear period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the twoyear period then ended, and the financial highlights for each of the years in the fiveyear period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

May 25, 2023

SEI Asset Allocation Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of March 31, 2023.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	96

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 82 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003). Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	96

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II from 1991 to 2018. Trustee of Bishop Street Funds from 2006 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

TRUSTEES
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 65 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	96

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 2004	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	96

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the boards of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Asset Allocation Trust

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 79 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	96

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the boards of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 68 years old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Prudential, 1983-1997.	96

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 72 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.	96

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	96

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2021	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	90

Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Exchange Traded Funds and Adviser Managed Trust. Independent Consultant of New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Asset Allocation Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 76 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Ankit Puri One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Controller and Chief Financial Officer	since 2022

Director, Fund Accounting, SEI Investments Global Funds Services since July 2021. Associate Director, Fund Accounting Policy, Vanguard from September 2020 – June 2021. Senior Manager, Ernst & Young LLP, October 2017 – August 2020.

				N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Assistant Controller	since 2017	Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Stephen Panner One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2022

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

				N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Vice President and Secretary	since 2002

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001..

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President and Assistant Secretary	since 2009

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Katherine Mason One Freedom Valley Drive Oaks, PA 19456 43 yrs. Old	Vice President and Assistant Secretary	since 2022	Consulting Attorney, Hirtle, Callaghan & Co. from October 2021 – June 2022. Attorney, Stradley Ronon Stevens & Young from September 2007 – July 2012.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 55 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Asset Allocation Trust

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Donald Duncan One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2023

Anti-Money Laundering Compliance Officer and Privacy Officer of SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds since 2023. Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust..

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds

SEI Asset Allocation Trust

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2023

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from October 1, 2022 to March 31, 2023.

The table on this page illustrates your fund’s costs in two ways:

●    Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

●    Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Defensive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,038.00	0.21%	$1.07
Class I	1,000.00	1,035.20	0.46	2.33
Hypothetical 5% Return
Class F	$1,000.00	$1,023.88	0.21%	$1.06
Class I	1,000.00	1,022.64	0.46	2.32

Defensive Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,023.90	0.35%	$1.77
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77

Conservative Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,054.70	0.26%	$1.33
Class D	1,000.00	1,050.40	1.01	5.16
Class I	1,000.00	1,053.20	0.51	2.61
Hypothetical 5% Return
Class F	$1,000.00	$1,023.64	0.26%	$1.31
Class D	1,000.00	1,019.90	1.01	5.09
Class I	1,000.00	1,022.39	0.51	2.57

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Conservative Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,071.70	0.35%	$1.81
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77

Moderate Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,074.60	0.31%	$1.60
Class D	1,000.00	1,070.60	1.06	5.47
Class I	1,000.00	1,072.70	0.56	2.89
Hypothetical 5% Return
Class F	$1,000.00	$1,023.39	0.31%	$1.56
Class D	1,000.00	1,019.65	1.06	5.34
Class I	1,000.00	1,022.14	0.56	2.82

Moderate Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,106.80	0.35%	$1.84
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77

SEI Asset Allocation Trust

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Aggressive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,144.90	0.35%	$1.87
Class D	1,000.00	1,141.00	1.10	5.87
Class I	1,000.00	1,143.60	0.60	3.21
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77
Class D	1,000.00	1,019.45	1.10	5.54
Class I	1,000.00	1,021.94	0.60	3.02

Tax-Managed Aggressive Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,162.90	0.35%	$1.89
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77

Core Market Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,099.60	0.35%	$1.83
Class I	1,000.00	1,102.70	— ^	–	^
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77
Class I	1,000.00	1,024.93	— ^	–	^

Core Market Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,162.70	0.35%	$1.89
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77

Market Growth Strategy Fund
Actual Fund Return
Class F	$1,000.00	$1,116.90	0.35%	$1.85
Class D	1,000.00	1,113.70	1.10	5.80
Class I	1,000.00	1,115.90	0.60	3.17
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77
Class D	1,000.00	1,019.45	1.10	5.54
Class I	1,000.00	1,021.94	0.60	3.02

Market Growth Strategy Allocation Fund
Actual Fund Return
Class F	$1,000.00	$1,163.20	0.35%	$1.89
Hypothetical 5% Return
Class F	$1,000.00	$1,023.19	0.35%	$1.77

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

^ The class I is expected to run at the expense limit of 0.60% when assets increase.

SEI Asset Allocation Trust

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BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Asset Allocation Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”), which are primarily invested in affiliated underlying funds. The management and affairs of the Trust are supervised by the Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s investment advisory agreement be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of the investment advisory agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In connection with their consideration of the initial approval and such renewals, the Funds’ Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to renew an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve the existing Advisory Agreement between the Trust and SIMC with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC, including information about SIMC’s affiliates, personnel and operations and the services provided pursuant to the Advisory Agreement. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”); (vii) the level of SIMC’s profitability from its Fund-related operations; (viii) SIMC’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 20-22, 2023 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. The Board’s renewal was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds were sufficient to support the renewal of the Advisory Agreement. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

SEI Asset Allocation Trust

Performance. In determining whether to renew the Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered the Broadridge Report. The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support the renewal of the Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Advisory Agreement, the Trustees considered the rate of compensation called for by the Advisory Agreement and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the renewal of the Advisory Agreement.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported the renewal of the Advisory Agreement.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Asset Allocation Trust

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 20-22, 2023, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2022 calendar year. The SIMC Liquidity Risk Oversight Committee also reported that with respect to the Trust there were no reportable liquidity events during the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Asset Allocation Trust

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a March 31, 2023 taxable year end, this notice is for informational purposes only. For shareholders with a March 31, 2023 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended March 31, 2023, the funds of the SEI Asset Allocation Trust are designating the following items with regard to distributions paid during the year:

Fund	(A) Return of Capital	(B) Long-Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	Corporate Dividends Received Deduction (1)
Defensive Strategy Fund	0.00%	28.19%	71.81%	100.00%	6.10%
Defensive Strategy Allocation Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Conservative Strategy Fund	0.00%	25.11%	74.89%	100.00%	8.25%
Conservative Strategy Allocation Fund	0.00%	0.00%	100.00%	100.00%	10.90%
Moderate Strategy Fund	0.00%	49.57%	50.43%	100.00%	10.12%
Moderate Strategy Allocation Fund	0.00%	60.04%	39.96%	100.00%	26.95%
Aggressive Strategy Fund	0.00%	77.30%	22.70%	100.00%	11.23%
Tax-Managed Aggressive Strategy Fund	0.00%	80.23%	19.77%	100.00%	40.93%
Core Market Strategy Fund	0.00%	52.41%	47.59%	100.00%	6.06%
Core Market Strategy Allocation Fund	0.00%	79.33%	20.67%	100.00%	40.74%
Market Growth Strategy Fund	0.00%	59.80%	40.20%	100.00%	7.59%
Market Growth Strategy Allocation Fund	0.00%	78.23%	21.77%	100.00%	40.25%

Fund	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gains Distribution (5)	Qualifying Business Income (6)
Defensive Strategy Fund	8.80%	37.95%	61.27%	0.00%	0.00%
Defensive Strategy Allocation Fund	0.00%	24.32%	90.20%	0.00%	0.00%
Conservative Strategy Fund	12.72%	27.15%	50.14%	100.00%	0.00%
Conservative Strategy Allocation Fund	11.08%	3.86%	70.50%	0.00%	0.00%
Moderate Strategy Fund	15.19%	29.45%	30.15%	0.00%	0.00%
Moderate Strategy Allocation Fund	29.97%	4.13%	57.88%	100.00%	0.00%
Aggressive Strategy Fund	26.85%	20.82%	22.39%	0.00%	0.00%
Tax-Managed Aggressive Strategy Fund	57.80%	0.00%	40.88%	0.00%	0.00%
Core Market Strategy Fund	11.72%	30.91%	31.19%	0.00%	0.00%
Core Market Strategy Allocation Fund	58.01%	0.00%	40.51%	0.00%	0.00%
Market Growth Strategy Fund	16.24%	31.15%	24.53%	0.00%	0.00%
Market Growth Strategy Allocation Fund	57.62%	0.00%	40.62%	0.00%	0.00%

Items (A), (B) and (C) are based on the percentage of the Funds total distribution.

(1) The percentage in this column represents dividends which qualify for the Corporate “Dividends Received Deduction,” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a perecentage of ordinary income distributions (the total of short-term capital gain and net investment income distrubtions). It is the intention of the Fund to designate the maximum amount permitted by the Law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, and New York, the statutory threshold requirements were not met.

SEI Asset Allocation Trust

NOTICE TO SHAREHOLDERS (Unaudited) (Concluded)

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualifed for 20% Business Income Deduction.

SEI Asset Allocation Trust

SEI ASSET ALLOCATION TRUST ANNUAL REPORT MARCH 31, 2023

Trustees

Robert A. Nesher, Chairman

William M. Doran

Nina Lesavoy

James M. Williams

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Ankit Puri

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Stephen Panner

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Katherine Mason

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Donald Duncan

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-121 (3/23)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2023 and 2022 as follows:

		Fiscal Year 2023			Fiscal Year 2022
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$147,910	$0	N/A	$135,910	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$334,750	$0	$0	$331,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2023	Fiscal 2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2023 and 2022 were $334,750 and $331,000, respectively. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund, and Market Growth Strategy Allocation Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the "Committee") currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee's Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Asset Allocation Trust

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: June 9, 2023

By	/s/ Ankit Puri
Ankit Puri, Controller & CFO

Date: June 9, 2023